EXHIBIT 10.20
EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AND SERVICING AGREEMENT, dated as of
March 17, 2022 (this “Amendment”), among BCRED Summit Peak Funding LLC, as borrower (the “Borrower”), Blackstone Private Credit Fund, as servicer (the “Servicer”) and equityholder (the “Equityholder”), Société Générale, as agent (in such capacity, the “Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”), and Wilmington Trust, National Association, as collateral administrator (the “Collateral Administrator”), collateral agent (the “Collateral Agent”) and collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Servicer, the Equityholder, the Collateral Agent, the Collateral Administrator, the Collateral Custodian, the Lenders and the Agent are party to the Loan and Servicing Agreement, dated as of March 3, 2021 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Customers Bank, Centennial Bank, Sumitomo Mitsui Trust Bank, Limited, New York Branch and Investec Bank PLC shall become Lenders under the Loan Agreement as of the date hereof; and

WHEREAS, the Borrower, the Servicer, the Equityholder, the Agent, the Collateral Administrator, the Collateral Agent, the Collateral Custodian and the Lenders have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double- underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

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ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a)the execution and delivery of this Amendment by each party hereto;

(b)the Agent’s receipt of a legal opinion of counsel for the Borrower, in form and substance reasonably satisfactory to the Agent covering such matters as the Agent may reasonably request;

(c)payment of all fees due and owing to the Agent on or prior to the date of this Amendment; and

(d)the Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower hereby represents and warrants to the Agent that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4. Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 5.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 5.8. Collateral Agent, Collateral Administrator and Collateral Custodian Direction. By its execution hereof, the Agent hereby authorizes and directs the Collateral Agent, the Collateral Administrator and the Collateral Custodian to execute and deliver this Amendment on the date hereof.

SECTION 5.9. Fair Market Value. The parties hereto acknowledge and agree that this Amendment is being entered into between them pursuant to arms’-length negotiations, and each party further acknowledges and agrees that it has no reason to believe the fair market value of the Loans immediately prior to this Amendment having been entered into would not be substantially equivalent to the fair market value of the Loans immediately after this Amendment has been entered into.

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[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BCRED SUMMIT PEAK FUNDING LLC, as
Borrower

By: BLACKSTONE PRIVATE CREDIT FUND,
its sole member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

EXHIBIT 10.20
BLACKSTONE PRIVATE CREDIT FUND, as
Servicer and Equityholder

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

EXHIBIT 10.20

SOCIÉTÉ GÉNÉRALE, as Agent

By:	/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

EXHIBIT 10.20

SOCIÉTÉ GENERALE, as a Lender

By:	/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Collateral Administrator, Collateral Agent and Collateral Custodian

By:	/s/ Erica Zhao
Name: Erica Zhao
Title: Vice President

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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ALECTA TJÄNSTEPENSION ÖMSESIDIGT,
as a Lender

By:	/s/ William McKechnie
Name: William McKechnie
Title: Vice President

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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CITIZENS BANK, NA, as a Lender

By:	/s/ Kevin Kelly
Name: Kevin Kelly
Title: Managing Director

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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DocuSign Envelope ID: 4EA8DFF7-4800-4079-BEE0-BA30F87267EE

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Shuichi Kiyanagi
Name: Shuichi Kiyanagi
Title: Head of Department

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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CUSTOMERS BANK, as a Lender

By:	/s/ Lyle P. Cunningham
Name: Lyle P. Cunningham
Title: Executive Vice President

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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CENTENNIAL BANK, as a Lender

By:	/s/ Stephen O’Keefe
Name: Stephen O’Keefe
Title: Managing Director

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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INVESTEC BANK PLC, as a Lender

By:	/s/ Victoria Stott
Name: Victoria Stott
Title: Authorized Signatory

By:	/s/ Leonard Cirota
Name: Leonard Cirota
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

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[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

EXHIBIT 10.20
Appendix A

EXHIBIT 10.20
CONFORMED THROUGH AMENDMENT NO. ~~3~~4
EXECUTION VERSION

LOAN AND SERVICING AGREEMENT
dated as of March 3, 2021 BCRED SUMMIT PEAK FUNDING LLC,
as Borrower

BLACKSTONE PRIVATE CREDIT FUND,
as Servicer and Equityholder
THE LENDERS FROM TIME TO TIME PARTIES HERETO, SOCIÉTÉ GÉNÉRALE,
as Agent
THE OTHER LENDER AGENTS PARTIES HERETO, SOCIÉTÉ GÉNÉRALE,
as Swingline Lender

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Administrator and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent and as Collateral Custodian

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TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS     1

Section 1.1    Defined Terms.         1 Section 1.2    Other Definitional Provisions.     61
ARTICLE II

THE FACILITY, LENDING PROCEDURES AND NOTES     62

Section 2.1    Loans.         62 Section 2.2    Funding of Loans.         63 Section 2.3    Notes.         65 Section 2.4    Repayment, Prepayments and Conversion.         65 Section 2.5    Permanent Reduction of Facility Amount.     ~~66~~67 Section 2.6    Extension of Revolving Period.     ~~67~~68 Section 2.7    Change in Advance Rate.     ~~67~~68 Section 2.8    Increase in Facility Amount.     ~~68~~69 Section 2.9    Defaulting Lenders.         69 Section 2.10 Facility Termination Date.     ~~70~~71 Section 2.11 Refunding of Swingline Loans.     ~~70~~71 Section 2.12 Borrowing and Repaying GBP Loans.         71
ARTICLE III

INTEREST, ETC.     72

Section 3.1    Interest.     72 Section 3.2    Interest Distribution Dates.     72

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Section 3.3    Interest Calculation.     ~~72~~73 Section 3.4    Computation of Interest, Fees, Etc.     ~~72~~73 Section 3.5    Interest on GBP Loans.         73 Section 3.6    Temporary Disruption of Term SOFR.        74
Section 3.7    Illegality    74
Section 3.8    Breakage.    74
Section 3.9    Fair Market Value    74

ARTICLE IV

PAYMENTS; TAXES     ~~73~~75

Section 4.1    Making of Payments.     ~~73~~75 Section 4.2    Due Date Extension.     ~~74~~75 Section 4.3    Taxes.     ~~74~~75
ARTICLE V

INCREASED COSTS, ETC.     ~~77~~79

Section 5.1    Increased Costs, Capital Adequacy.     ~~77~~79

ARTICLE VI

CONDITIONS TO LOANS     ~~79~~80

Section 6.1    Effectiveness.     ~~79~~80 Section 6.2    Loans and Reinvestments.     ~~81~~82 Section 6.3    Transfer of Collateral Obligations and Permitted Investments. ~~83~~84
ARTICLE VII

ADMINISTRATION AND MANAGEMENT OF COLLATERAL OBLIGATIONS     ~~84~~85

Section 7.1    Retention and Termination of the Servicer.     ~~84~~85

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Section 7.2    Resignation and Removal of the Servicer; Appointment of
Successor Servicer.     ~~84~~85 Section 7.3    Duties of the Servicer.     ~~85~~86 Section 7.4    Representations and Warranties of the Servicer.     ~~86~~87 Section 7.5    Covenants Relating to the Servicer.     ~~89~~90 Section 7.6    Reserved.     ~~92~~93 Section 7.7    Collateral Reporting.     ~~92~~93 Section 7.8    Reserved.     ~~92~~93
Section 7.9    Procedural Review of Collateral Obligations; Access to
Servicer and Servicer’s Records.     ~~92~~94 Section 7.10 Optional Sales.     ~~93~~94 Section 7.11 Repurchase or Substitution of Warranty Collateral Obligations. ~~95~~96
ARTICLE VIII

ACCOUNTS; PAYMENTS     ~~95~~97

Section 8.1    Accounts.         ~~95~~97 Section 8.2    Excluded Amounts.         ~~97~~99 Section 8.3    Distributions, Reinvestment and Dividends.         ~~98~~99 Section 8.4    Fees.     ~~101~~103 Section 8.5    Monthly Report.     ~~102~~103
ARTICLE IX

REPRESENTATIONS AND WARRANTIES OF THE BORROWER ~~102~~104

Section 9.1    Organization and Good Standing.     ~~102~~104 Section 9.2    Due Qualification.     ~~103~~104 Section 9.3    Power and Authority.     ~~103~~104 Section 9.4    Binding Obligations.     ~~103~~104

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Section 9.5    Security Interest.     ~~103~~104 Section 9.6    No Violation.     ~~104~~105 Section 9.7    No Proceedings.     ~~104~~106 Section 9.8    No Consents.     ~~105~~106 Section 9.9    Solvency.     ~~105~~106 Section 9.10 Compliance with Laws.     ~~105~~106 Section 9.11 Taxes.     ~~105~~106 Section 9.12 Monthly Report.     ~~105~~107 Section 9.13 No Liens, Etc.     ~~105~~107 Section 9.14 Information True and Correct.     ~~106~~107 Section 9.15 Reserved.     ~~106~~108
Section 9.16 Collateral.     ~~106~~108 Section 9.17 Selection Procedures.     ~~106~~108 Section 9.18 Indebtedness.     ~~106~~108 Section 9.19 No Injunctions.     ~~107~~108 Section 9.20 No Subsidiaries.     ~~107~~108 Section 9.21 ERISA Compliance.     ~~107~~108 Section 9.22 Investment Company Status.     ~~107~~108 Section 9.23 Set-Off, Etc.     ~~107~~108 Section 9.24 Collections.     ~~107~~108 Section 9.25 Value Given.     ~~107~~108 Section 9.26 Regulatory Compliance.     ~~107~~109 Section 9.27 Separate Existence.     ~~107~~109 Section 9.28 Transaction Documents.     ~~107~~109

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Section 9.29 Compliance with Anti-Corruption Laws and Anti-Money
Laundering Laws.     ~~108~~109 Section 9.30 Compliance with Sanctions.     ~~108~~109 Section 9.31 Beneficial Ownership Certification.     ~~108~~109 Section 9.32 Similar Law.     ~~108~~109
ARTICLE X

COVENANTS     ~~108~~110

Section 10.1 Protection of Security Interest of the Secured Parties.     ~~108~~110 Section 10.2 Other Liens or Interests.     ~~109~~111 Section 10.3 Costs and Expenses.     ~~109~~111 Section 10.4 Initial Eligible Collateral Obligation.     ~~110~~111 Section 10.5 Separate Existence.     ~~110~~111 Section 10.6 Hedging Agreements.     ~~111~~112 Section 10.7 Know Your Customer.     ~~113~~114 Section 10.8 Taxes.     ~~113~~114 Section 10.9 Merger, Consolidation, Etc.     ~~113~~115 Section 10.10 Deposit of Collections.     ~~113~~115 Section 10.11 Indebtedness; Guarantees.     ~~113~~115 Section 10.12 Limitation on Purchases from Affiliates.     ~~114~~115 Section 10.13 Documents.     ~~114~~115 Section 10.14 Preservation of Existence.     ~~114~~115 Section 10.15 Limitation on Investments.     ~~114~~116 Section 10.16 Distributions.     ~~114~~116 Section 10.17 Performance of Borrower Assigned Agreements.     ~~115~~117 Section 10.18 Reserved.     ~~115~~117

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Section 10.19 Further Assurances; Financing Statements.     ~~115~~117 Section 10.20 Obligor Payment Instructions.     ~~116~~117 Section 10.21 Delivery of Collateral Obligation Files.     ~~116~~118 Section 10.22 Sanctions.     ~~116~~118 Section 10.23 Anti-Corruption and Anti-Money Laundering Laws.     ~~116~~118 Section 10.24 Beneficial Ownership Certification.     ~~117~~118 Section 10.25 Retention Letter.     ~~117~~118 Section 10.26 Securitisation Regulation.     ~~117~~118
ARTICLE XI

THE COLLATERAL AGENT AND THE COLLATERAL ADMINISTRATOR     ~~118~~119
Section 11.1 Appointment of Collateral Agent and Collateral Administrator. ~~118~~119 Section 11.2 Monthly Reports.     ~~118~~119 Section 11.3 Collateral Administration.     ~~118~~119 Section 11.4 Removal or Resignation of Collateral Agent and Collateral
Administrator.     ~~121~~122 Section 11.5 Representations and Warranties.     ~~122~~124 Section 11.6 No Adverse Interest of Collateral Agent.     ~~122~~124 Section 11.7 Reliance of Collateral Agent and Collateral Administrator. ~~123~~124
Section 11.8 Limitation of Liability and Collateral Agent and Collateral Administrator Rights.     ~~123~~125
Section 11.9 Tax Reports.     ~~127~~128 Section 11.10 Merger or Consolidation.     ~~127~~128 Section 11.11 Collateral Agent and Collateral Administrator Compensation. ~~127~~129 Section 11.12 Anti-Terrorism Laws.     ~~128~~129 Section 11.13 Erroneous Payments.     ~~128~~130

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ARTICLE XII

GRANT OF SECURITY INTEREST     ~~130~~131

Section 12.1 Borrower’s Grant of Security Interest.     ~~130~~131 Section 12.2 Borrower Remains Liable.     ~~131~~133 Section 12.3 Release of Collateral.     ~~132~~133
ARTICLE XIII

EVENT OF DEFAULTS     ~~132~~133
Section 13.1 Event of Defaults.     ~~132~~133 Section 13.2 Effect of Event of Default.     ~~134~~136 Section 13.3 Rights upon Event of Default.     ~~135~~136 Section 13.4 Collateral Agent May Enforce Claims Without Possession of
Notes.     ~~136~~138 Section 13.5 Collective Proceedings.     ~~136~~138 Section 13.6 Insolvency Proceedings.     ~~137~~138 Section 13.7 Delay or Omission Not Waiver.     ~~137~~139 Section 13.8 Waiver of Stay or Extension Laws.     ~~138~~139
Section 13.9 Limitation on Duty of Collateral Agent in Respect of
Collateral.     ~~138~~139 Section 13.10 Power of Attorney.     ~~138~~140
ARTICLE XIV

THE AGENT     ~~139~~141
Section 14.1 Appointment.     ~~139~~141 Section 14.2 Delegation of Duties.     ~~140~~141 Section 14.3 Exculpatory Provisions.     ~~140~~141 Section 14.4 Reliance by Note Agents.     ~~140~~142

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Section 14.5 Notices.     ~~141~~142 Section 14.6 Non-Reliance on Note Agents.     ~~141~~142 Section 14.7 Indemnification.     ~~142~~143 Section 14.8 Successor Note Agent.     ~~142~~143 Section 14.9 Note Agents in their Individual Capacity.     ~~143~~144 Section 14.10 Borrower Procedural Review.     ~~143~~144 Section 14.11 Certain ERISA Matters.     ~~143~~145
ARTICLE XV

ASSIGNMENTS     ~~145~~147

Section 15.1 Restrictions on Assignments.     ~~145~~147 Section 15.2 Documentation.     ~~145~~147 Section 15.3 Rights of Assignee.     ~~145~~147 Section 15.4 Assignment by Lenders.     ~~145~~147 Section 15.5 Participations; Pledge.     ~~146~~148
ARTICLE XVI

INDEMNIFICATION     ~~147~~149

Section 16.1 Borrower Indemnity.     ~~147~~149 Section 16.2 Waiver of Consequential Damages, Etc.     ~~148~~150 Section 16.3 Contribution.     ~~148~~150 Section 16.4 Net After-Tax Basis.     ~~148~~150
ARTICLE XVII

MISCELLANEOUS     ~~149~~150

Section 17.1    No Waiver; Remedies.     ~~149~~150

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Section 17.2 Amendments,; Waivers; Permanent Discontinuance of SOFR; Benchmark Exculpation.     ~~149~~151

Section 17.3 Notices, Etc.     ~~152~~153 Section 17.4 Costs and Expenses.     ~~153~~154 Section 17.5 Binding Effect; Survival.     ~~154~~155 Section 17.6 Captions and Cross References.     ~~154~~155 Section 17.7 Severability.         155 Section 17.8 GOVERNING LAW.         155
Section 17.9 Counterparts.     155 Section 17.10 WAIVER OF JURY TRIAL.     155
Section 17.11 No Proceedings.     ~~155~~156 Section 17.12 Limited Recourse.         156 Section 17.13 ENTIRE AGREEMENT.     ~~157~~158
Section 17.14 Confidentiality.     ~~157~~158 Section 17.15 Non-Confidentiality of Tax Treatment.     ~~158~~159 Section 17.16 Replacement of Lenders.     ~~158~~159 Section 17.17 Consent to Jurisdiction.     ~~159~~160
Section 17.18 Acknowledgement and Consent to Bail-In of Affected
Financial Institutions.         160 Section 17.19 No Advisory or Fiduciary Responsibility.     ~~160~~161 Section 17.20 USA Patriot Act.         161 Section 17.21 Right of Setoff         161 Section 17.22 Acknowledgement Regarding any Supported QFCs.     ~~161~~162 Section 17.23 Electronic Communications and Signatures.         162

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LOAN AND SERVICING AGREEMENT

THIS LOAN AND SERVICING AGREEMENT is made and entered into as of March 3, 2021, among BCRED SUMMIT PEAK FUNDING LLC, a Delaware limited liability company (the “Borrower”), BLACKSTONE PRIVATE CREDIT FUND, a Delaware statutory trust, as Servicer (as hereinafter defined) and as Equityholder (as hereinafter defined), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, the LENDER AGENTS for the Lender Groups (as hereinafter defined) from time to time parties hereto (each such party, in such capacity, together with their respective successors and permitted assigns in such capacity, a “Lender Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Administrator (as hereinafter defined), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Collateral Custodian (each as hereinafter defined), SOCIÉTÉ GÉNÉRALE, as Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Agent”) and SOCIÉTÉ GÉNÉRALE, as Swingline Lender (in such capacity, together with its successors and permitted assigns in such capacity, the “Swingline Lender”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Defined Terms.

As used in this Agreement, the following terms have the following meanings: “1940 Act” means the Investment Company Act of 1940, as amended.
“ABR” means, when used in reference to any Loan, that such Loan bears interest at a rate determined by reference to the Alternate Base Rate.

“ABR Loan” means a Loan that bears interest at a rate based on the Alternate Base Rate.

“Account” means the Custodial Account, the Payment Account, the Principal Collection Account, the Interest Collection Account and the Unfunded Exposure Account, together with any

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sub-accounts deemed appropriate or necessary by the Securities Intermediary, for convenience in administering such accounts.

“Account Collateral” has the meaning set forth in Section 12.1(d).

“Account Control Agreement” means the Securities Account Control Agreement, dated as of the Effective Date, by and between the Borrower, as pledgor, the Collateral Agent on behalf of the Secured Parties, as secured party, and the Collateral Custodian, as Securities Intermediary.

“Accrual Period” means, with respect to any ~~Distribution~~Determination Date, the period from and including the previous ~~Distribution Date (or, in the case of the first Distribution Date, from and including the Effective Date)~~Determination Date through and including the day preceding such ~~Distribution~~Determination Date.

“Acquisition Date” means, for any Collateral Obligation, the date on which such Collateral Obligation is committed to be acquired by the Borrower.

“Advance Rate” means, with respect to any Eligible Collateral Obligation, as of the related Acquisition Date, the applicable percentage assigned to such Eligible Collateral Obligation by the Agent in the related Approval Notice in accordance with the following chart determined based on the Diversity Score as of such date, and subject to adjustment after the related Acquisition Date solely in accordance with Section 2.7:

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Advance Rates for Diversity Score
above 8

Advance Rates for Diversity Score equal to or below 8

For BSLs

BSL type	Advance Rate
Type 1 Broadly Syndicated Loan (with more than one bid on the related Acquisition Date)	75%
Type 1 Broadly Syndicated Loan (with less than or equal to one bid on the related Acquisition Date)	65%
Type 2 Broadly Syndicated Loan	55%

For MMLs

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MML type	Advance Rate
Middle Market Loans	65%

Same as above, capped at 50%

; provided that with respect to any Collateral Obligation that is approved by the Agent as an Eligible Collateral Obligation despite one or more of the criteria in the definition thereof not

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being satisfied as of the related Acquisition Date, such Eligible Collateral Obligation shall have the Advance Rate assigned by the Agent in its sole discretion on the related Approval Notice.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Person” has the meaning set forth in Section 5.1.

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided that for purposes of determining whether any Collateral Obligation is an Eligible Collateral Obligation or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” has the meaning set forth in the Preamble.

“Aggregate Eligible Collateral Obligation Amount” means, as of any date, the sum of the Collateral Obligation Amounts for all Eligible Collateral Obligations.

“Aggregate Funded Spread” means, as of any date, the sum of:

(a)in the case of each Eligible Collateral Obligation that bears interest at a spread over a London interbank offered rate based index, the product of (i) the excess of (A) the sum of (x) the stated interest rate spread on each such Eligible Collateral Obligation and (y) any other fees (including, without limitation, anniversary fees but excluding commitment fees) (such rate stated as a per annum rate) that are contractually required to be payable as of such date over
(B) the Applicable Interest Rate for such applicable period of time (which spread or excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Eligible Collateral Obligation; plus

(b)in the case of each Eligible Collateral Obligation that bears interest at a spread over an index other than a London interbank offered rate based index, the product of (i) the excess for each such Eligible Collateral Obligation of (A) the sum of (x) such stated interest rate spread on each such Collateral Obligation, (y) such index for each such Collateral Obligation (such spread and index as adjusted by the Agent in a commercially reasonable manner to be the spread and index of an otherwise equivalent Eligible Collateral Obligation that is based on ~~LIBOR~~Term SOFR, EURIBOR or CDOR, as applicable, or any applicable replacement index therefor in accordance with this Agreement) and (z) any other fees (including, without limitation, anniversary fees but excluding commitment fees) (such rate stated as a per annum rate) that are contractually required to be payable as of such date over (B) the Applicable Interest Rate for such applicable period of time (which spread or excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Eligible Collateral Obligation; plus

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EXHIBIT 10.20
(c)in the case of each Eligible Collateral Obligation that is a Fixed Rate Collateral Obligation, the product of (i) the excess for each such Eligible Collateral Obligation of
(A)the sum of (x) the stated fixed interest rate for such Collateral Obligation (such fixed interest rate as adjusted by the Agent in a commercially reasonable manner to be the spread of an otherwise equivalent Eligible Collateral Obligation that is based on ~~LIBOR or any applicable replacement index therefor~~Term SOFR in accordance with this Agreement) and (y) any other fees (including, without limitation, anniversary fees but excluding commitment fees) (such rate stated as a per annum rate) that are contractually required to be payable as of such date over (B) the Applicable Interest Rate for such applicable period of time (which excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Eligible Collateral Obligation; plus

(d)in the case of each Eligible Collateral Obligation that is a Variable Funding Asset, the aggregate amount of the product of (i) the related commitment or undrawn fee (expressed as a percentage and as adjusted by the Agent in a commercially reasonable manner) as of such date multiplied by (ii) the Exposure Amount of each such Eligible Collateral Obligation as of such date.

“Aggregate Notional Amount” shall mean, with respect to any date of determination, an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Hedging Agreements, Replacement Hedging Agreements and Qualified Substitute Arrangements, each as of such date of determination.

“Aggregate Unfunded Amount” means, as of any date of determination, the sum of the unfunded commitments and all other standby or contingent commitments associated with each Variable Funding Asset included in the Collateral as of such date.

“Agreement” means this Loan and Servicing Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Alternate Base Rate” means, for any day ~~in any LIBOR Accrual Period with respect~~, a rate per annum equal to ~~any Loan,~~ the ~~higher~~greater of the following:

(~~A~~a) the ~~Federal Funds Rate~~rate of interest in effect for such day that is identified and normally published by The Wall Street Journal as the “Prime Rate” (or, if ~~such day is not a~~more than one rate is published as the Prime Rate, then the highest of such rates), with any change in Prime Rate to become effective as of the date the rate of interest which is so identified as the “Prime Rate” is different from that published on the preceding Business Day (and, ~~the immediately prior Business Day) (as determined by the Agent) plus 1/2 of 1% and (B) the “prime rate” as quoted by Bloomberg L.P. in its “PRIMBB Index” (or any successor or replacement index) for such day (or if such day is not a Business Day, the immediately prior Business Day)~~if The Wall Street Journal no longer reports the Prime Rate, or if such Prime Rate no longer exists, then the Agent may select a reasonably comparable index or source to use as the basis for the Alternate Base Rate under this clause (a)), and

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EXHIBIT 10.20

(b)    the Federal Funds Rate plus one-half of one percent (0.50%) per annum;

provided that if Alternate Base Rate as so determined would be less than zero, such rate shall be deemed to be equal to zero for the purposes of this Agreement.

Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

“Amount Available” means, with respect to any Distribution Date, the sum of (a) the amount of Collections in the Collection Account with respect to the related Collection Period (excluding any Collections necessary to settle the acquisition of Eligible Collateral Obligations) and any amounts paid into the Collection Account under any Hedging Agreement with respect to the Accrual Period ending on the day preceding such Distribution Date, plus (b) any investment income earned on amounts on deposit in the Collection Account since the immediately prior Distribution Date (or since the Effective Date in the case of the first Distribution Date), plus (c) any Repurchase Amounts deposited in the Collection Account with respect to the related Collection Period.

“Anti-Corruption Laws” means any laws, rules and regulations of any jurisdiction applicable from time to time to the Borrower, the Retention Provider or any of its Affiliates, concerning bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, (15 U.S.C. § 78dd-1, et seq.) and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any laws, rules and regulations applicable from time to time to the Borrower or any of its Affiliates relating to money laundering or terrorist financing.

“Applicable Conversion Rate” means, with respect to Euros, GBPs, or CADs, the applicable currency-Dollar spot rate that appeared on the Bloomberg screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day.

“Applicable Interest Rate” means (a) with respect to any Collateral Obligation denominated in CAD or any CAD Loan, the CDOR Rate, (b) with respect to any Collateral Obligation denominated in Euros or any Euro Loan, the EURIBOR Rate, (c) with respect to any Collateral Obligation denominated in GBP or any GBP Loan, SONIA and (d) with respect to any other Collateral Obligation or any Loan (other than a CAD Loan, a Euro Loan or a GBP Loan), the ~~LIBOR Rate~~Benchmark.

“Applicable Law” means for any Person all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person (including, without limitation, predatory and abusive lending laws, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z”,

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EXHIBIT 10.20
the Servicemembers Civil Relief Act of 2003 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other consumer credit laws and equal credit opportunity and disclosure laws) and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means:

(a)with respect to any Dollar Loan, the higher of (i) ~~2.00~~2.15% and (ii) the Applicable Margin percentage determined in accordance with the following formula, as of the first day of the related Accrual Period, rounded to four decimal places:

Applicable Margin = (ASB x PercentageB) + (ASO x PercentageO)

where:	ASB	=	~~1.501.65%;~~
	ASO	=	~~2.152.30%;~~
PercentageB			=	COAB / COAAgg;
PercentageO			=	100% - PercentageB;
COAB			=	the aggregate Collateral Obligation Amount of all
Broadly Syndicated Loans

COAAgg    =    the aggregate Collateral Obligation Amount of all
Collateral Obligations

(b)with respect to any CAD or Euro Loan, the higher of (i) 2.00% and (ii) the output of the formula above, as of the first day of the related Accrual Period, where:

    ASB    =    1.50%;
ASO    =    2.15%;

; provided that, with respect to any GBP Loan, at all times prior to the GBP Repricing Date for such Loan, the rates hereinabove set forth and, from and after the GBP Repricing Date for such Loan, the higher of (i) 2.1193% and (ii) the output of the formula above where:

ASB = 1.61193%; ASO = 2.2693%; and
; provided, further, that, notwithstanding the above, the Applicable Margin shall increase by 2.00% upon the written election of the Required Lenders after the occurrence and during the continuance of an Event of Default.

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EXHIBIT 10.20
“Applicable Time Zone” means (i) with respect to Dollar Loans and CAD Loans, New York City time and (ii) with respect to Euro Loans and GBP Loans, London time.

“Appropriate Accounting Principles” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Approval Date” means, with respect to any Collateral Obligation, the date on which the Agent executes an Approval Notice with respect to such Collateral Obligation.

“Approval Notice” means, with respect to any Collateral Obligation, a copy of a notice executed by the Agent in the form of Exhibit E.

“Approved Broker Dealer” means (a) any of JPMorgan Securities, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co., Société Générale Securities Services, Morgan Stanley Smith Barney LLC, Bank of America Merrill Lynch, Nomura Securities International, Inc., BNP Paribas Securities Corp, Barclays Capital Inc., Credit Suisse Securities (UA) LLC, UBS Financial Services Inc., Wells Fargo Clearing Services, LLC, Jefferies LLC or RBC Capital Markets LLC, (b) any other financial institution designated as an “Approved Broker Dealer” by the Servicer and reasonably acceptable to the Agent or (c) any banking or securities Affiliate of any Person specified in clause (a) or (b).

“Approved Valuation Providers” means any of Houlihan Lokey, Duff & Phelps, Lincoln International LLC, Murray Devine, Valuation Research Corp., and any other nationally recognized accounting firm or valuation firm approved by the Agent and the Borrower in their reasonable discretion.

“Asset Approval Request” means a notice in the form of Exhibit C-3 which identifies one or more Non-Approval Collateral Obligations or Pre-Approved Collateral Obligations to be acquired by the Borrower and/or requests an Approval Notice with respect to one or more Collateral Obligations that are not Non-Approval Collateral Obligations.

“Assignment Agreement” means an agreement in the form of Exhibit I to this Agreement (or in such other form as reasonably approved by Agent) appropriately completed and delivered in connection with a Person becoming a Lender hereunder after the Effective Date, as acknowledged and agreed by the Agent and/or the Borrower to the extent required in accordance with the terms of this Agreement.

“Available Funds” has the meaning set forth in Section 17.12.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an ~~LIBOR Accrual~~Interest

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Period or payment period for any term rate or otherwise, or for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date ~~and~~(but not including~~, for the avoidance of doubt,~~ any tenor for such Benchmark that is not then~~-removed from~~ included in the definition of “~~LIBOR Accrual~~Interest Period” pursuant to Section 17.2(e)).

“Average Life” means, as of any date of determination and with respect to any Collateral Obligation, the quotient obtained by dividing (a) the sum of the products of (i) the number of years (rounded up to the nearest one hundredth thereof) from such date to the respective dates of each successive Scheduled Collateral Obligation Payment of principal on such Collateral Obligation (assuming, for purposes of this definition, the full exercise of any option to extend the maturity date or otherwise lengthen the maturity schedule that is exercisable without the consent of the Borrower) multiplied by (ii) the respective amounts of principal of such Scheduled Collateral Obligation Payments by (b) the sum of all successive Scheduled Collateral Obligation Payments of principal on such Collateral Obligation.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, reglulation or rule applicable in the United Kingdom relating to the resolutions of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of England Rate” means, for any GBP Loan, the sum of the “Bank Rate” of the Bank of England (or any successor), as published by the Bank of England (or any successor) from time to time, plus the Bank of England Rate Adjustment, provided that, if at any time on or after September 1, 2021 the Bank of England Rate would otherwise be less than 0.00%, the Bank of England Rate shall be deemed to be 0.00%.

“Bank of England Rate Adjustment” means, for any GBP Business Day, the 20% trimmed arithmetic mean (calculated by the Agent) of the Bank of England Rate Spreads for the five immediately preceding GBP Business Days for which SONIA was available, excluding the days with the highest (and if there is more than one highest spread, only one of those highest spreads) and the lowest spreads (or if there is more than one lowest spread, only one of those lowest spreads) to the Bank of England Rate.

“Bank of England Rate Spread” means, for any GBP Business Day, the difference (expressed as a percentage rate per annum) calculated by the Agent between:

(a)SONIA for such GBP Business Day, and

(b)the Bank of England Rate prevailing at the close of business on such GBP
Business Day.

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EXHIBIT 10.20
“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Base Rate” for any Loan means a rate per annum equal to the Applicable Interest Rate for such Loan or portion thereof; provided, that in the case of

(a)any day on or after the first day on which a Committed Lender shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Official Body asserts that it is unlawful, for such Committed Lender to fund such Loan at the Base Rate set forth above (and such Committed Lender shall not have subsequently notified the Agent that such circumstances no longer exist), or

(b)any period in the event the Applicable Interest Rate is not reasonably available to any Lender for such period,

then, except as otherwise provided in Section 17.2, the “Base Rate” shall be a floating rate per annum equal to the Alternate Base Rate in effect on each day of such period.

“Basel III Regulation” shall mean, with respect to any Affected Person, any rule, regulation or guideline applicable to such Affected Person and arising directly or indirectly from
(a)any of the following documents prepared by the Basel Committee on Banking Supervision of the Bank of International Settlements: (i) Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring (December 2010), (ii) Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems (June 2011), (iii) Basel III: The Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools (January 2013), or (iv) any document supplementing, clarifying or otherwise relating to any of the foregoing, or (b) any accord, treaty, statute, law, rule, regulation, guideline or pronouncement (whether or not having the force of law) of any governmental authority implementing, furthering or complementing any of the principles set forth in the foregoing documents of strengthening capital and liquidity, in each case as from time to time amended, restated, supplemented or otherwise modified. Without limiting the generality of the foregoing, “Basel III Regulation” shall include Part 6 of the European Union regulation on prudential requirements for credit institutions and investment firms (the “CRR”) and any law, regulation, standard, guideline, directive or other publication supplementing or otherwise modifying the CRR.
“Benchmark” means~~, initially, USD LIBOR~~:
(a)for any Loan denominated in U.S. dollars, Term SOFR; provided that if a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable~~, and ~~its~~the related Benchmark Replacement Date have occurred with respect to ~~USD LIBOR~~Term SOFR, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior Benchmark rate pursuant to Section 17.2; and

(b)for any Loan denominated in CADs, Euros and GBPs, initially, CDOR Rate, EURIBOR or SONIA, as applicable; provided that if a replacement of the Benchmark for Loans

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EXHIBIT 10.20
denominated in such Eligible Currency has occurred pursuant to Section 17.2 then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate ~~pursuant to Section 17.2~~.

Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means~~,~~ :
(a)for purposes of Section 17.2(b)(1) with respect to U.S. dollars, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date:
~~(1)the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;~~
~~(2)the sum of:~~ (~~a~~1)    Daily Simple SOFR ~~and (b) the related Benchmark Replacement Adjustment~~; ~~and~~or
~~(3)~~(2) the sum of: (~~a~~i) the alternate benchmark rate that has been selected by the Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (ix) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (~~ii~~y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for ~~U.S.~~ dollar-denominated syndicated credit facilities at such time in the United States and (~~b~~ii) the related Benchmark Replacement Adjustment.; and
~~provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion. If~~

(b)for purposes of Section 17.2(b)(2) with respect to any other Eligible Currency, the Benchmark Replacement determined in accordance with the preceding clause (a)(2);
    provided that if the Benchmark Replacement as determined pursuant to ~~clause (1), (2) or (3)~~the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for ~~the~~ purposes of this Agreement ~~and the other Transaction Documents~~.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement ~~for any applicable LIBOR Accrual Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:~~
~~(1)for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,”~~ the first alternative set forth in the order below that can be determined by the ~~Agent:(a)~~ , the spread adjustment, or method for calculating or determining such spread adjustment~~, (which may be a positive or negative value or zero) as of the~~ Reference Time such Benchmark Replacement is first set for such LIBOR Accrual Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark ~~Replacement for the applicable Corresponding Tenor;~~
~~(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such~~

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~~LIBOR Accrual Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and~~
~~(2)~~for purposes of clause (3) of the definition of “Benchmark Replacement,” the ~~spread adjustment, or method for calculating or determining such spread adjustment,~~ (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for ~~U.S.~~ dollar-denominated syndicated credit facilities; at such time.
~~provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Agent in its reasonable discretion.~~
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “~~LIBOR Accrual~~U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark ~~Replacement~~ and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark ~~Replacement~~ exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to ~~the~~such then-current Benchmark:
~~(1)~~(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
~~(2)~~(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date ~~of~~on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative (and (x) such non-representativeness will be determined by reference to the ~~public~~most recent statement or publication ~~of information~~ referenced ~~therein; or~~

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~~(3)in the case of an Early Opt-in Election, the sixth~~in such clause (3), and (~~6th~~y) ~~Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders~~a Benchmark Replacement Date shall exist even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date).
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

    “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to ~~the~~such then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the ~~Federal Reserve Bank of New York~~NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to ~~clauses~~clause (1)

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EXHIBIT 10.20
or (2) of ~~that~~the definition thereof has occurred if, at such time, no Benchmark Replacement has replaced ~~the~~such then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 17.2(b), and (y) ending at the time that a Benchmark Replacement has replaced ~~the~~such then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with ~~this~~ Section 17.2(b).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Borrower” has the meaning set forth in the Preamble.
“Borrower Assigned Agreements” has the meaning set forth in Section 12.1(c). “Borrowing Base” means the sum of (a) the Collateral Obligation Amounts for all
Eligible Collateral Obligations minus the Excess Concentration Amount attributable to such Eligible Collateral Obligations on such date minus (b) the Foreign Currency Reserve Amount minus (c) the Unsettled Amount (Buy-Side) plus (d) the Unsettled Amount (Sell-Side) plus (e) the equivalent in Dollars of the amount of Principal Collections on deposit in the Principal Collection Account (as determined by the Servicer using the Applicable Conversion Rate).

“Borrowing Base Deficiency” means an event that occurs and is continuing on any date of determination that the Outstanding Loan Amount exceeds the Borrowing Base.

“Borrowing Base Condition” means, both before and after giving pro forma effect to any such distribution, the Borrowing Base is greater than or equal to the Loans outstanding.

“Broadly Syndicated Loan” means a Senior Secured Loan that, as of the related Acquisition Date, (a) is a syndicated commercial loan, (b) has an initial Tranche Size of
$150,000,000 or greater (without consideration of reductions thereon from scheduled amortization payments), (c) is rated (or will be rated) by S&P or Moody’s (or the related obligor for such loan is rated by S&P or Moody’s) and (d) has an observable quote from at least one nationally recognized pricing service, including, without limitation, LoanX Mark-It Partners or Loan Pricing Corporation.

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EXHIBIT 10.20
“BSL Advance Rate Adjustment Factor” means for any Broadly Syndicated Loan and as of any date of determination for such Broadly Syndicated Loan, the amount that equals (i) clause
(x)of the definition of the Market Value for such Broadly Syndicated Loan, determined as of such date, divided by (ii) the Purchase Price as of the Acquisition Date; provided that such amount shall not be greater than 1.0 at any time.

“Business Day” means

(a)except to the extent provided in clause (b) below, any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, the State of New York or Paris, France and, if such day relates to any Collateral Obligation, means any such day on which dealings in deposits in an Eligible Currency are conducted by and between banks in the London interbank eurodollar market; provided that, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with reference to, GBP, “Business Day” shall mean any GBP Business Day; and

(b)in relation to Term SOFR Loans and any interest rate setting, funding, disbursement, settlement or payment of any Term SOFR Loan, any day that is a U.S. Government Securities Business Day.

“CAD” means the lawful money of Canada. “CAD Loan” means each Loan made in CAD.
“Capped Fees/Expenses” means, at any time, the Collateral Agent Fees and Expenses, the Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses such that the aggregate amount of such Collateral Agent Fees and Expenses, Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses paid to the Collateral Agent, the Collateral Administrator or the Collateral Custodian under the Transaction Documents in any calendar year do not exceed ~~$250,000~~the higher of (i) $300,000 and (ii) 0.02% multiplied by the Principal Balance.

“Cash Interest Expense” means with respect to any Obligor for any period, the amount which, in conformity with Appropriate Accounting Principles, would be set forth opposite the caption “interest expense” (exclusive of any Retained Interest that, according to the term of the Underlying Instruments, can never be converted to cash interest that is due and payable prior to maturity) or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period.

“Cause” means, with respect to an Independent Manager, (i) acts or omissions by such Independent Manager that constitute willful disregard of such Independent Manager’s duties as set forth in the Borrower’s organizational documents, (ii) that such Independent Manager has engaged in or has been charged with, or has been convicted of, fraud or other acts constituting a crime under any law applicable to such Independent Manager, (iii) that such Independent Manager is unable to perform his or her duties as Independent Manager due to death, disability or incapacity, or (iv) that such Independent Manager no longer meets the definition of Independent Manager.

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20

“CDOR Rate” means, with respect to any ~~LIBOR Accrual~~Interest Period, the average rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) applicable to bankers’ acceptances for a term equivalent to the ~~LIBOR Accrual~~Interest Period appearing on the BLOOMBERG PROFESSIONAL Service (or any successor thereto) CDOR Screen Rate as of 10:00 a.m. (Toronto time), on the first day of such ~~LIBOR Accrual~~Interest Period, or if such date is not a Business Day, then on the immediately preceding Business Day; provided, however, if such rate does not appear on the Bloomberg Professional Service (or any successor thereto) CDOR Screen Rate as contemplated, then the CDOR Rate on any date shall be calculated as the arithmetic mean of the rates of interest quoted as of 10:00 a.m. (Toronto time) on such day by the Agent on the basis of the discount amount at which the Agent is then offering to purchase CAD denominated bankers’ acceptances that have a comparable aggregate face amount to the Loans outstanding in CAD and the same term to maturity as such ~~LIBOR Accrual~~Interest Period, or if such date is not a Business Day, then on the immediately preceding Business Day.

“Change of Control” means any of (a) the Equityholder shall no longer be the sole equityholder of the Borrower (free and clear of any liens) and (b) Blackstone Credit BDC Advisors LLC, or an Affiliate of The Blackstone Group, Inc. ceases to be the investment adviser to, and otherwise control the investment management and investment policies of, the Equityholder.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited, as administrator of the forward-looking term Secured Overnight Financing Rate (or any successor administrator thereof).

“Code” means the Internal Revenue Code of 1986, as amended. “Collateral” has the meaning set forth in Section 12.1.
“Collateral Administrator” means Wilmington Trust, National Association, solely in its capacity as Collateral Administrator, together with its successors and permitted assigns in such capacity
“Collateral Administrator Fees and Expenses” has the meaning set forth in Section 11.11. “Collateral Agent” means Wilmington Trust, National Association, solely in its capacity as Collateral Agent, together with its successors and permitted assigns in such capacity.

“Collateral Agent, Collateral Administrator and Collateral Custodian Fee Letter” means that certain letter agreement among the Collateral Agent, the Collateral Administrator and Collateral Custodian and the Borrower, as the same may be amended, supplemented or otherwise modified by the parties thereto with the consent of the Agent.
“Collateral Agent Fees and Expenses” has the meaning set forth in Section 11.11. “Collateral Custodian” means Wilmington Trust, National Association, solely in its capacity as collateral custodian, together with its successors and permitted assigns in such capacity.

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covenant Lite Loan” means a Collateral Obligation in which the Underlying Instruments for which do not (i) contain any financial covenant or (ii) require the borrower thereunder to comply with any Maintenance Covenant (regardless of whether compliance with one or more Incurrence Covenants is otherwise required by such Underlying Instruments); provided that a Collateral Obligation shall not constitute a Covenant Lite Loan if the Underlying Instruments contain a cross default provision to, or such Collateral Obligation is pari passu with, another loan of the borrower that requires such borrower to comply with one or more financial covenants or Maintenance Covenants.

“Covered Entity” means any of the following:

(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12
C.F.R. § 47.3(b); or

(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12
C.F.R. § 382.2(b).

“Covered Party” has the meaning set forth in Section 17.22.

“Custodial Account” means a segregated, non-interest bearing securities account (within the meaning of Section 8-501 of the UCC) with the account number as set forth in the Account Control Agreement, which is created and maintained on the books and records of the Securities Intermediary entitled “Custodial Account” in the name of the Borrower and subject to the prior Lien of the Collateral Agent for the benefit of the Secured Parties, which is established and maintained pursuant to Section 8.1(a).

“Cut-Off Date” means, with respect to each Collateral Obligation, the date such Collateral Obligation becomes a part of the Collateral.

“Daily Commitment Fee” means, on any date, (A) the product of (i) the Commitment Fee Rate and (ii) the Undrawn Commitment divided by (B) 360.

“Daily Simple SOFR” means, for any day~~, SOFR, with the conventions for this rate~~ (which will include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent ~~may establish another convention in its reasonable discretion~~ (a “SOFR Rate Day”), a rate per

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Daily Simple SONIA” means, for any day (a “SONIA Interest Day”), an interest rate per annum equal SONIA for the day that is five GBP Business Days prior to, (a) if such SONIA Interest Day is a GBP Business Day, such SONIA Interest Day, and (b) if such SONIA Interest Day is not a GBP Business Day, the GBP Business Day immediately preceding such SONIA Interest Day, provided that, if at any time on or after September 1, 2021 Daily Simple SONIA would otherwise be less than 0.00%, Daily Simple SONIA shall be deemed to be 0.00%.

“Deemed Second Lien Loan” means any commercial loan which would have constituted a FILO Loan but for the fact that it fails to meet the requirement of sub-clause (y) in the definition thereof.

“Defaulted Collateral Obligation” means any Collateral Obligation as to which any one of the following events has occurred:

(a)any Scheduled Collateral Obligation Payment or part thereof is unpaid more than 2 Business Days beyond the grace period (if any) permitted by the related Underlying Instrument;

(b)an Insolvency Event occurs with respect to the Obligor thereof;

(c)the Servicer or the Borrower has actual knowledge of a default as to the payment of principal and/or interest that has occurred and continues for more than two Business Days beyond the grace period (if any) under the related underlying instruments on another loan or other debt obligation of the same Obligor that is (a) senior or pari passu in right of payment to such Collateral Obligation, (b) either a full recourse obligation of the Obligor or secured by the same collateral securing such Collateral Obligation and (c) in an amount (whether separately or in the aggregate) in excess of $250,000;

(d)such Collateral Obligation has (x) a public rating by Standard & Poor’s of “CC” or below, or “SD” or (y) a Moody’s probability of default rating (as published by Moody’s) of “D” or “LD” or, in each case, had such ratings before they were withdrawn by Standard & Poor’s or Moody’s, as applicable;

(e)the Servicer or the Borrower has actual knowledge that such Collateral Obligation is pari passu or junior in right of payment as to the payment of principal and/or interest to another debt obligation of the same issuer which has (i) a public rating by Standard & Poor’s of “CC” or below, or “SD” or (ii) a Moody’s probability of default rating (as published by Moody’s) of “D” or “LD”, and in each case such other debt obligation remains outstanding

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
commitments by the Borrower to make advances on such Collateral Obligation to the Obligor under the Underlying Instruments expire or are terminated or are reduced to zero.

“Determination Date” means the last day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day.

“Disqualified Investor List” means the list of disqualified investors set forth on Schedule
4.

“Distribution Date” means the 20th day of each calendar month, or if such date is not a
Business Day, the next succeeding Business Day, commencing in April 2021; provided that, the last Distribution Date shall occur on the Facility Termination Date.

“Diversity Score” means, as of any day, a single number that indicates collateral concentration in terms of both issuer and industry concentration, calculated as set forth in Schedule 1 hereto.

“Dodd-Frank Regulation” means, with respect to any Affected Person, any rule, regulation or guideline applicable to such Affected Person and arising directly or indirectly from the Dodd-Frank Wall Street Reform and Consumer Protection Act and all laws, regulations requests, rules, guidelines or directives thereunder or issued in connection therewith.

“Dollar(s)” and the sign “$” mean lawful money of the United States of America.

~~“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (1) a notification by the Agent to each of the other parties hereto that at least five~~ currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Agent and the Borrower to trigger a fallback from USD LIBOR and the provision ~~by the Agent of written notice of such election to the Lenders.~~

“EBITDA” means, with respect to any Relevant Test Period and any Collateral Obligation, the meaning of “EBITDA,” “Adjusted EBITDA” or any comparable definition in the Underlying Instruments for each such Collateral Obligation (or, in the case of a Collateral Obligation for which the Underlying Instruments have not been executed, as set forth in the relevant marketing materials or financial model in respect of such Collateral Obligation, until the first Relevant Test Period after the Related Documents have been executed, or as otherwise determined in good faith by the Servicer in accordance with the Servicing Standard). In any case that the term “Adjusted EBITDA”, the term “EBITDA” or such comparable term is not defined in such Underlying Instruments or marketing materials or financial model, an amount, for the principal Obligor thereunder and any of its parents that are obligated as guarantor or co-borrower pursuant to the Related Documents and any of their respective Subsidiaries for such Collateral Obligation (determined in good faith by the Servicer in accordance with the Servicing Standard on a consolidated basis without duplication in accordance with Appropriate Accounting Principles (and also on a pro forma basis as determined in good faith by the Servicer in accordance with the Servicing Standard in case of any acquisitions)) equal to earnings from

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EXHIBIT 10.20
(z)    if such Collateral Obligation is a Deferrable Collateral Obligation, it has a minimum current required cash pay coupon equal to at least 50% of the stated coupon thereon;

(aa)    such Collateral Obligation is secured by a valid and enforceable security interest;

(bb)    if an acquisition or substitution of a Collateral Obligation occurs on such date of determination, as of such date, or, if not, as of the most recent date preceding such date of determination on which an acquisition or substitution of a Collateral Obligation occurred, the aggregate outstanding principal amount of all Collateral Obligations held by the Borrower (immediately following any acquisition or substitution of any Collateral Obligations on such date of determination) in respect of which the Retention Provider, either itself or through related entities (including the Borrower), directly or indirectly, was involved or will be involved in negotiating the original agreement which created the relevant Collateral Obligation is greater than 50% of the aggregate outstanding principal amount of all Collateral Obligations then held by the Borrower; and

(cc)    such Collateral Obligation is not a participation interest, other than a Participation Interest.

“Eligible Currency” means CADs, Dollars, Euros and GBPs.
~~“Eligible Currency LIBOR Successor Rate Conforming Changes” means, with respect to~~ any proposed Eligible Currency LIBOR Successor Rate, any conforming changes to the ~~definition of LIBOR Accrual Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of~~ the Agent, to reflect the adoption of such Eligible Currency LIBOR Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Eligible Currency LIBOR Successor Rate exists, in such other manner of administration as the ~~determines in consultation with the Borrower).~~
“Eligible Currency Loan” means any Loans made in CADs, Dollars, Euros and GBPs. “Eligible Jurisdiction” means Australia, Canada, Cayman Islands, Germany, Ireland,
Luxembourg, New Zealand, Sweden, Switzerland, The Netherlands, the United Kingdom and the United States.

“Eligible Obligor” means, on any day, any Obligor that (i) is a business organization (and not a natural person) that is duly organized and validly existing under the laws of, the United States, any State thereof or the District of Columbia (or any other Eligible Jurisdiction), (ii) is a legal operating entity or holding company, (iii) is not an Official Body, (iv) is not an Affiliate of, or controlled by, the Borrower, the Servicer or the Equityholder and (v) as of the related Acquisition Date, has a most recently reported trailing twelve-month EBITDA of $20,000,000 or greater.

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
“Equityholder Purchased Loan Balance” means, as of any date of determination, an amount equal to (a) the aggregate Principal Balance of all Equityholder Collateral Obligations acquired by the Borrower prior to such date minus (b) the aggregate Principal Balance of all Equityholder Collateral Obligations (other than Warranty Collateral Obligations) distributed to or repurchased by the Equityholder or an Affiliate thereof prior to such date.

“Equity Security” means any asset that is not a Second Lien Loan, a Deemed Second Lien Loan, a Unitranche Loan, a Broadly Syndicated Loan, a FILO Loan or a Permitted Investment.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“Erroneous Payment” has the meaning assigned to it in Section 11.13(a). “Erroneous Payment Notice” has the meaning assigned to it in Section 11.13(b).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“European Retention Requirements” means Article 6 of the Securitisation Regulation (together with any delegated regulations of the European Commission or the UK (as applicable), applicable guidelines published by any of the European Supervisory Authorities (jointly or individually) or the UK, regulatory technical standards, or implementing technical standards made thereunder, together with Chapters I, II and III and Article 22 of Delegated Regulation (EU) No 625/2014 where such provisions are applicable pursuant to the transitional provisions in Article 43(7) of the Securitisation Regulation).

“European Supervisory Authorities” means, together, the EBA, the ESMA and the EIOPA.

“EURIBOR Rate” means, with respect to any ~~LIBOR Accrual~~Interest Period, the greater of (a) 0.0% and (b) the rate per annum shown by the Reuters Screen (or any applicable successor page) that displays an average European Money Markets Institute Settlement Rate for deposits in Euros for a period equal to such ~~LIBOR Accrual~~Interest Period as of 11:00 a.m., Brussels time, two Business Days prior to the first day of such ~~LIBOR Accrual~~Interest Period; provided, that in the event no such rate is shown, the EURIBOR Rate shall be the rate per annum based on the rates at which Euro deposits for a period equal to such ~~LIBOR Accrual~~Interest Period are displayed on page “EURIBOR” of the Reuters Screen (or any applicable successor page) for the purpose of displaying Euro interbank offered rates of major banks as of 11:00 a.m., Brussels time, two Business Days prior to the first day of such ~~LIBOR Accrual~~Interest Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided, further, that in the event fewer than two such rates are displayed, or if no such rate is relevant, the EURIBOR Rate shall be a rate per annum at which deposits in Euros are offered by the principal office of the Agent in Brussels, Belgium to prime banks in the euro interbank market at 11:00 a.m. (Brussels time) two Business Days before the

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
first day of such ~~LIBOR Accrual~~Interest Period for delivery on such first day and for a period equal to such ~~LIBOR Accrual~~Interest Period.

“Euro”, “Euros”, “euro” and “€” mean the lawful currency of the Member States of the European Union that have adopted and retain the single currency in accordance with the treaty establishing the European Community, as amended from time to time.

“Euro Loan” means each Loan made in Euros.

“Evaluation Event” means the occurrence of any of the following with respect to any Eligible Collateral Obligation:

(a)a payment default with respect to principal or interest with respect to such Collateral Obligation (after giving effect to the lesser of (x) any applicable grace period and (y) five (5) Business Days past the applicable due date);

(b)occurrence of a Material Modification with respect to such Collateral Obligation that is not approved by the Agent, in its sole discretion;

(c)a determination by the Servicer in accordance with the Servicing Standard that such Collateral Obligation is on a non-accrual status or is not collectible;

(d)the Total Net Leverage Ratio related to such Collateral Obligation increases by 0.75x (or any subsequent increase of an additional 0.75x) compared to the Total Net Leverage Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable;

(e)an Insolvency Event with respect to any related Obligor; or

(f)EBITDA of the related Obligor for any Relevant Test Period has decreased by 15.0% or more below such EBITDA as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation.

“Event of Default” means any of the events described in Section 13.1.

“Excess Concentration Amount” means, as of the most recent Measurement Date, the sum, without duplication, of the following amounts, in each case multiplied by the product of (i) the Purchase Price and (ii) the Advance Rate currently assigned as of such Measurement Date, in each case, as applicable to each such individual Collateral Obligation (unless otherwise waived by the Agent in its sole discretion on the applicable Approval Notice):

(a)the excess, if any and without duplication, of the sum of the Principal Balances of all Middle Market Loans that are Second Lien Loans and Deemed Second Lien Loans (other than Broadly Syndicated Loans) over 15.0% of the aggregate Principal Balance of all Middle Market Loans;

(b)the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are obligations of any single Obligor (other than an Obligor described in the

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
(m)the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Variable Funding Assets over 10% of the Excess Concentration Measure; and

(n)the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Participation Interests over 10% of the Excess Concentration Measure.

“Excess Concentration Measure” means (a) prior to the end of the Ramp-Up Period, the Target Portfolio Amount, and (b) thereafter, the sum of (x) the ~~Aggregate~~aggregate Principal Balance of all Eligible Collateral ~~Obligation Amount~~Obligations and (y) all Principal Collections on deposit in the Principal Collection Account.

“Excess Funds” as of any date of determination and with respect to any Conduit Lender, funds of such Conduit Lender not required, after giving effect to all amounts on deposit in its commercial paper account, to pay or provide for the payment of (i) all of its matured and maturing commercial paper notes on such date of such determination, (ii) the principal of and interest on all of its loans outstanding on such date of such determination and (iii) and other amounts in accordance with its commercial paper notes and applicable transaction documents.

“Excluded Amounts” means (i) any amount received in the Collection Account with respect to any Collateral Obligation, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Official Body on such Collateral Obligation or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of the applicable Person from whom the Borrower purchased such Collateral Obligation, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Collateral Obligations which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments,
(v) any amount deposited into the Collection Account in error or (vi) payments by the Obligors of indemnification obligations and reimbursements for actually incurred out-of-pocket expenses, in each case that are not received in lieu of principal, interest or fees owed under the related Underlying Instruments.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to Section 17.16) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office,

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
(o)Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Officer” means, with respect to the Borrower, the Servicer or the Equityholder, the Chief Executive Officer, the Chief Operating Officer, the Executive Vice President of such Person or any other Person included on the incumbency of the Borrower, Servicer or Equityholder, as applicable, delivered hereunder and, with respect to any other Person, the President, Chief Financial Officer, Executive Vice President or any Vice President.

“Exposure Amount” means, as of any date of determination and with respect to any Variable Funding Asset, the excess of (a) the Borrower’s maximum funding commitment thereunder over (b) the Principal Balance of such Variable Funding Asset. For the avoidance of doubt, the Exposure Amount in respect of a Defaulted Collateral Obligation shall be included in the calculation of the Exposure Amount if the Borrower is at such time subject to contractual funding obligations with respect to such Defaulted Collateral Obligation and such obligation has not ceased to be enforceable under the Bankruptcy Code.

“Exercise Notice” has the meaning set forth in Section 13.3. “Extension Request” has the meaning set forth in Section 2.6.
“Facility” means the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Facility Amount” means $~~2,000,000,000~~2,300,000,000 (or such greater amount as may be agreed by the Agent and the applicable Lenders).

“Facility Termination Date” means the earlier of (i) March 3, 2026 or such later date as extended pursuant to Section 2.6 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with such sections of the Code and any legislation, law, regulation or practice enacted or promulgated pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Fee Letter” has the meaning set forth in Section 8.4. “Fees” has the meaning set forth in Section 8.4.
“FILO Loan” means a commercial loan that (x) meets all the characteristics of a Senior Secured Loan but for the fact that, with respect to clause (a) of the definition of Senior Secured Loan, such loan may also be (or may also by its terms become) subordinate in right of payment to one or more Senior Secured Loans of the Obligor where such subordination becomes effective solely upon the occurrence of a default or event of default by the Obligor and (y) as of the related Acquisition Date, the total Tranche Size of First Out Loans repayable ahead of the FILO Loan shall be less than 25% of the sum of the total Tranche Sizes of such First Out Loans and such FILO Loan.

“Financial Sponsor” means any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. For the avoidance of doubt, The Blackstone Group L.P. and its Affiliates, investment funds and investment vehicles controlled, managed or advised, directly or indirectly, by The Blackstone Group L.P. or any of its Affiliates shall be deemed to be a Financial Sponsor.

“First Out Loan” means any Senior Secured Loan that, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, post-event of default scenario or liquidation proceedings, is senior in right of payment to (and documented under the same Underlying Instruments as) a FILO Loan to the same Obligor.

“Fitch” means Fitch Ratings, Inc., Fitch Ratings Ltd. and their subsidiaries, including Derivative Fitch Inc. and Derivative Fitch Ltd. and any successor thereto.

“Fixed Rate Collateral Obligation” means any Collateral Obligation that bears a fixed rate of interest.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to ~~USD LIBOR~~Term SOFR. For the avoidance of doubt the initial Floor for Term SOFR shall be zero.

“Foreign Currency Loan Amount” means, on any Measurement Date, the sum of (a) the equivalent in Dollars of the aggregate principal amount of all Loans denominated in Euros outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate plus (b) the equivalent in Dollars of the aggregate principal amount of all Loans denominated in GBPs outstanding on such date, as determined by the Servicer using the Applicable Conversion

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20
Rate plus (c) the equivalent in Dollars of the aggregate principal amount of all Loans denominated in CADs outstanding on such date, as determined by the Servicer using the Applicable Conversion Rate, in each case after giving effect to all repayments of Loans and the making of new Loans on such date.

“Foreign Currency Reserve Amount” means, (i) the sum of (a) the equivalent in Dollars of the aggregate Collateral Obligation Amount of all Eligible Collateral Obligations denominated in Euros included in the Collateral on such date, as determined by the Servicer using the Applicable Conversion Rate plus (b) the equivalent in Dollars of the aggregate Collateral Obligation Amount of all Eligible Collateral Obligations denominated in GBPs included in the Collateral on such date, as determined by the Servicer using the Applicable Conversion Rate, plus (c) the equivalent in Dollars of the aggregate Collateral Obligation Amount of all Eligible Collateral Obligations denominated in CADs included in the Collateral on such date, as determined by the Servicer using the Applicable Conversion Rate, multiplied by (ii) 1.00 minus the weighted average Advance Rate of such Eligible Collateral Obligations, multiplied by (iii) the Foreign Currency Reserve Percentage.

“Foreign Currency Reserve Percentage” means 5%.

“Foreign Currency Sublimit” means, on any date of determination, an amount equal to the product of (i) 15% multiplied by (ii) the then-current Facility Amount on such date.

“Foreign Lender” means a Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.
“Fourth Amendment” means such amendment to this Agreement dated March 17, 2022. “Fronting Exposure” means, at any time there is a Defaulting Lender with respect to the
Swingline Lender, such Defaulting Lender’s Pro Rata Share of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrower or for which cash collateral or other credit support acceptable to the Swingline Lender shall have been provided in accordance with the terms hereof.

“FRS Board” means the Board of Governors of the Federal Reserve System and, as applicable, the staff thereof.

“Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would have an effect on any Lender and (a) increase or extend the term of the Commitments (other than an increase in the Commitment of another Lender or the addition of a new Lender) or change the Facility Termination Date, (b) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, in each case owing to such Lender, (c) reduce the amount of any such payment of principal or interest owing to such Lender, (d) reduce the rate at which interest is payable to such Lender or any fee is payable hereunder to such Lender, excluding in each case, any such reduction as a result of a full or partial waiver of interest or fees accruing at a default rate imposed during an Event of Default or a result of a waiver of an Event of Default), (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (f) alter the terms of Section 2.4(a),

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EXHIBIT 10.20

“Interest Period” means, with respect to any Term SOFR Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day in the calendar month that is three months thereafter (subject to the availability for the Benchmark applicable to the relevant Loan or Commitment); provided that:

(i)if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day,

(ii)any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and

(iii)no tenor that has been removed from this definition pursuant to Section 17.2(e) shall be available for specification in a Loan Request.

For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan.

“Interest Rate” means, for any Accrual Period and any Lender, a rate per annum equal to the sum of (a) the Applicable Margin and (b) the Base Rate for such Accrual Period and such Lender.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Lender” means each Conduit Lender, each Committed Lender, each Uncommitted Lender, each Revolving Lender, each Multicurrency Lender, each Dollar Lender, the Swingline Lender and each Term Lender, as the context may require.

“Lender Agent” has the meaning set forth in the Preamble.

“Lender Group” means each Lender and related Lender Agent from time to time party hereto.

~~“LIBOR Accrual Period” means, with respect to any LIBOR Distribution Date, the period~~
~~from and including the previous LIBOR Distribution Date (or, in the case of the first LIBOR Distribution Date, from and including the Effective Date) through and including the day preceding such LIBOR Distribution Date.~~

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EXHIBIT 10.20

~~“LIBOR Distribution Date” means the 20th day of February, May, August and~~ November, or if such date is not a Business Day, the next succeeding Business Day, commencing in May 2021; provided that, the last Distribution Date shall occur on the Facility ~~Termination Date.~~

~~“LIBOR Rate” shall mean, with respect to any LIBOR Accrual Period, the greater of (a)~~ 0.0% and (b) the rate per annum shown by the BLOOMBERG PROFESSIONAL Service as the ~~ICE Benchmark Administration Limited London interbank offered rate for deposits for the~~ applicable Eligible Currency for a period equal to such LIBOR Accrual Period as of 11:00 a.m., London time, two Business Days prior to the first day of such LIBOR Accrual Period or Funding Date (as applicable); provided, that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum based on the rates at which deposits for the applicable Eligible Currency for a period equal to such LIBOR Accrual Period are displayed on page “LIBOR” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, two Business Days prior to the first day of such LIBOR Accrual Period or Funding Date (as applicable) (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided, further, that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be a ~~rate per annum at which deposits for the applicable Eligible Currency are offered by the principal~~ office of the Agent in London, England to prime banks in the London interbank market at 11:00
a.m. (London time) two Business Days before the first day of such LIBOR Accrual Period or Funding Date (as applicable) for delivery on such first day and for a period equal to such LIBOR Accrual Period or Funding Date (as applicable) (or with respect to any Loan disbursed during such LIBOR Accrual Period or Funding Date (as applicable), two Business Days prior to the day ~~such Loan was disbursed).~~

“Lien” means any security interest, lien, charge, pledge, preference or encumbrance of any kind, including tax liens, mechanics’ liens and any liens that attach by operation of law; provided that “Lien” does not include (i) customary restrictions on assignments or transfers thereof on customary and market based terms pursuant to the Underlying Instruments relating to any Collateral Obligation or (ii) in the case of any Equity Securities, customary drag-along, tag-along, right of first refusal and other similar rights in favor of other equity holders of the same issuer.

“Liquidity Agreement” means any agreement entered into in connection with this Agreement pursuant to which a Liquidity Bank agrees to make purchases from or advances to, or purchase assets from, any Conduit Lender in order to provide liquidity support for such Conduit Lender’s Loans hereunder.

“Liquidity Bank” means the Person or Persons who provide liquidity support to any Conduit Lender pursuant to a Liquidity Agreement in connection with the issuance by such Conduit Lender of commercial paper notes.

“Loan” means a Revolving Loan, a Swingline Loan or a Term Loan.

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EXHIBIT 10.20
“Material Modification” means (a) any amendment, waiver, consent, modification of or supplement to any Eligible Collateral Obligation entered into after the related Acquisition Date which:

(i)reduces or forgives any or all of the principal amount or non-default interest due under such Collateral Obligation;

(ii)delays or extends the stated maturity date for such Collateral Obligation;

(iii)contractually or structurally subordinates such Collateral Obligation;

(iv)waives one or more interest payments, permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Collateral Obligation, or reduces the spread or coupon with respect to such Collateral Obligation (other than pursuant to the application of any pricing grid or replacement of LIBOR or other applicable floating rate index);

(v)results in any less financial information in respect of reporting frequency, scope or otherwise being provided with respect to the related Obligor or reduces the frequency or total number of any appraisals required thereunder that, in the case of a reduction in scope, has an adverse effect on the ability of the Servicer or the Agent (as determined by the Agent in its reasonable discretion) to make any determinations or calculations required or permitted hereunder;

(vi)modifies any term or provision of the Underlying Instruments that impacts the calculation of any financial covenant, or the determination of any default or event of default with respect to the related Collateral Obligation; or

(vii)substitutes, alters, releases or terminates the underlying collateral securing such Collateral Obligation and any such substitution, alteration or release, as determined in the reasonable discretion of the Agent, materially and adversely affects the value of such Eligible Collateral Obligation; provided that the foregoing shall not apply to any release in conjunction with a relatively contemporaneous disposition by the related Obligor accompanied by a mandatory reinvestment of net proceeds or mandatory repayment of the related loan facility with the net proceeds; ~~or~~

provided that, for the avoidance of doubt, “Material Modification” shall not include any change to the base rate in respect of a Collateral Obligation from LIBOR to an alternative rate, including any applicable spread or payment frequency adjustments thereto that in the Servicer’s commercially reasonable judgment is consistent with the successor for LIBOR.

“Maximum Weighted Average Life Test” means a test that will be satisfied on any date of determination after the Ramp-Up Period if the Weighted Average Life of all Eligible Collateral Obligations included in the Collateral is less than or equal to seven years.

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EXHIBIT 10.20

“Measurement Date” means each of the following, as applicable: (i) the Effective Date;
(ii)each Determination Date, (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.4; (v) the date that the Servicer has actual knowledge of the occurrence of any Evaluation Event with respect to any Collateral Obligation; (vi) the date of any optional repurchase or substitution pursuant to Section 7.11; and (vii) the date of any Optional Sale.

USActive ~~55636781.20~~55636781.26

EXHIBIT 10.20

Loan.

“Middle Market Loan” means any Collateral Obligation other than a Broadly Syndicated

“Minimum Commitment Usage” means, (a) until April 29, 2022, the product of (i) the total Commitments and (ii) 37.5%, and (b) thereafter, the product of (i) the total Commitments and (ii) 75%.

“Minimum Weighted Average Spread Test” means a test that will be satisfied on any day after the Ramp-up Period, if the Weighted Average Spread of all Eligible Collateral Obligations included in the Collateral on such day is equal to or greater than 4.0%.

“MML Advance Rate Adjustment Factor” means for any Middle Market Loan, the amount equal to (i) the Total Net Leverage Ratio as of the Relevant Test Period most recently ended prior to the Acquisition Date divided by (ii) the Total Net Leverage Ratio as of the Relevant Test Period most recently ended prior to the relevant date of determination; provided that such amount shall not be greater than 1.0 at any time

“Monthly Report” means a report prepared by the Collateral Administrator, on behalf of the Borrower, substantially in the form of Exhibit D.
“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto. “Multicurrency Lender” means the Persons executing this Agreement (or an assignment hereof in accordance with Article XV) in the capacity of a “Multicurrency Lender”.

“Non-Approval Collateral Obligation” means a Type 1 Broadly Syndicated Loan with greater than or equal to two bids on the related Acquisition Date.

“Note” means a promissory grid note, in the form of Exhibit A-1, made payable to the order of a Lender Agent, on behalf of the related Lenders.

“Note Agent” has the meaning set forth in Section 14.1. “NYFRB” means the Federal Reserve Bank of New York.
“Obligations” means all obligations (monetary or otherwise) of the Borrower to the Lenders, the Lender Agents, the Collateral Agent, the Collateral Administrator, the Collateral Custodian, the Agent or any other Affected Person or Indemnitee arising under or in connection with this Agreement, the Notes and each other Transaction Document.

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EXHIBIT 10.20
“Pre-Approved Collateral Obligation” means any asset set forth on Schedule 5 which schedule specifies, as to each listed asset, (a) all of the information set forth in an Asset Approval Request, (b) the time period during which the Borrower may purchase such asset (which, unless otherwise specified shall be thirty (30) days after the Effective Date) and (c) that there has been no material adverse change (including the occurrence of an Evaluation Event or Material Modification) to such asset from the date it was delivered to the Facility Agent for inclusion on the Pre-Approved List and the date on which such asset was purchased by the Borrower.

“Prepayment Fee” means (x) prior to the one-year anniversary of the Effective Date, a nonrefundable fee equal to the product of (a) the amount of each permanent reduction in the aggregate amount of the applicable Lender Group’s Term Commitment or Revolving Commitment, and (b) 1.00% and (y) thereafter, zero; provided that such Prepayment Fees shall be subject to the provisions of Section 2.5.

“Prepayment Fee Termination Event” means the occurrence of any one or more of the following: (a) any Lender has, prior to the date of such permanent reduction in whole or in part, declined an Extension Request, (b) on any Business Day, Société Générale ceases to act as Agent, (c) the Agent or any Lender makes a claim for increased costs or indemnity pursuant to Section 4.03 or Section 5.01, (d) the maturity of the Obligations is accelerated following the occurrence of an Event of Default or (e) the ratio of (i) the number of Collateral Obligations approved by the Agent to (ii) the number of Presented Collateral Obligations is less than 50% (the “Loan Rejection Percentage”); provided, further, that any Presented Collateral Obligation approved with an Advance Rate below 25% shall not be deemed approved for purposes of this clause (e). For purposes of this definition, “Presented Collateral Obligation” means any Collateral Obligation that otherwise meets the eligibility requirements under the definition of “Eligible Collateral Obligation” (without giving effect to any item waived by the Agent in accordance with such definition).

“Primary Servicer Fee” means with respect to any Distribution Date, the fee payable to the Servicer or successor Servicer (as applicable) for services rendered during the related Collection Period, which shall be equal to one-twelfth of the product of (i) the Primary Servicer Fee Percentage multiplied by (ii) the average of the values of the aggregate Collateral Obligation Amount of the Eligible Collateral Obligations on the first day and the last day of the related Collection Period. For the avoidance of doubt, the Servicer may waive or defer the payment of any Primary Servicer Fee in its sole discretion.

“Primary Servicer Fee Percentage” means 0.45%.
“Prime Rate” has the meaning specified in the definition of “Alternate Base Rate.” “Principal Allocation Formula” means, with respect to a prepayment of the Loans as specifically set forth herein, to each of the Revolving Loans and Term Loans in accordance with their respective Principal Sharing Percentages (determined immediately prior to the application provided for in this definition); provided, in each case, that if the Principal Allocation Formula would result in the allocation of a payment of principal to the Revolving Loans in excess of the

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EXHIBIT 10.20
“Pro Rata Share” means, with respect to a Lender, the percentage obtained by dividing the Commitment of such Lender (as determined pursuant to the definition of Commitment) by the aggregate Commitments of all the Lenders (as determined pursuant to the definition of Commitment).

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase Price” means, as of any date of determination, (a) with respect to any Collateral Obligation acquired by the Borrower in connection with its primary origination for a purchase price (as a percentage of par) equal to or greater than 97%, 100%, and (b) with respect to any other Collateral Obligation, the actual price paid by the Borrower for such Collateral Obligation expressed as a percentage of par.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning set forth in Section 17.22.

“Ramp-Up Period” means the nine (9) month anniversary of the Third Amendment Closing Date.

“Rating Agencies” means Standard & Poor’s, Morningstar Credit Ratings, LLC, Moody’s, Fitch and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by any Conduit Lender.

“Recipient” means (a) the Agent, (b) any Lender Agent, (c) any Lender and (d) any other recipient of a payment hereunder.

“Records” means the Collateral Obligation File for any Collateral Obligation and all other documents, books, records and other information prepared and maintained by or on behalf of the Borrower with respect to any Collateral Obligation and the Obligors thereunder, including all documents, books, records and other information prepared and maintained by the Borrower or the Servicer with respect to such Collateral Obligation or Obligors.
“Reference Time” means, with respect to any setting of the then-current Benchmark ~~means~~, (~~1~~i) if such Benchmark is ~~USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of~~based on Term SOFR, then two Business Days prior to such setting, ~~and~~or (~~2~~ii) ~~if such~~in the case of any other Benchmark ~~is not USD LIBOR~~, the time determined by the Agent in its reasonable discretion.

“Reinvestment” has the meaning given in Section 8.3(b).

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EXHIBIT 10.20

“Reinvestment Date” has the meaning given in Section 8.3(b). “Reinvestment Request” has the meaning given in Section 8.3(b).
“Related Collateral Obligation” means any Collateral Obligation where the Equityholder or any Subsidiary of the Equityholder owns a Variable Funding Asset pursuant to the same Underlying Instruments; provided that any such asset will cease to be a Related Collateral Obligation once all commitments by the Equityholder or any such Subsidiary to make advances or fund such Variable Funding Asset to the related Obligor expire or are irrevocably terminated or reduced to zero.

“Related Property” means, with respect to a Collateral Obligation, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Collateral Obligation, including, without limitation, any pledge of the stock, membership or other ownership interests in the related Obligor or its subsidiaries, all Warrant Assets with respect to such Collateral Obligation and all proceeds from any sale or other disposition of such property or other assets.

“Related Security” means, with respect to each Collateral Obligation:

(a)any Related Property securing a Collateral Obligation, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable Loan Date and all liquidation proceeds thereof;

(b)all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

(c)all Collections with respect to such Collateral Obligation and any of the foregoing;

(d)any guarantees or similar credit enhancement for an Obligor’s obligations under any Collateral Obligation, all UCC financing statements or other filings relating thereto, including all rights and remedies, if any, against any Related Security, including all amounts due and to become due to the Borrower thereunder and all rights, remedies, powers, privileges and claims of the Borrower thereunder (whether arising pursuant to the terms of such agreement or otherwise available to the Borrower at law or in equity);

(e)all Records with respect to such Collateral Obligation and any of the foregoing;

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EXHIBIT 10.20
and

(f)all recoveries and proceeds of the foregoing.

“Relevant Governmental Body” means, the Federal Reserve Board ~~or~~, the ~~Federal~~
~~Reserve Bank of New York,~~NYFRB or a committee officially endorsed or convened by the Federal Reserve Board or the ~~Federal Reserve Bank of New York, or~~NYFRB or, in each case, any successor thereto.

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EXHIBIT 10.20
Obligation Amount of the Eligible Collateral Obligations on the first day and the last day of the related Collection Period. For the avoidance of doubt, the Servicer may waive or defer the payment of any Secondary Servicer Fee in its sole discretion.

“Secondary Servicer Fee Percentage” means 0.30%.

“Secured Parties” means, collectively, the Collateral Agent, the Collateral Administrator, the Collateral Custodian, each Lender, the Agent, each Lender Agent, each other Affected Person, Indemnitee and Hedge Counterparty and their respective permitted successors and assigns.

“Securities Intermediary” means the Collateral Custodian, or any subsequent institution acceptable to the Agent at which the Accounts are kept.

“Securitisation Regulation” means each of (1) Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation, including any implementing regulation, technical standards and (2) Regulation (EU) 2017/2402 which forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 of the United Kingdom, in each case, as amended, including any implementing regulation, technical standards and official guidelines related thereto.

“Selling Institution” means an entity (including, but not limited to, the Seller) obligated to make payments to the Borrower under the terms of a Participation Interest with a long-term debt rating of at least “A”.

“Senior Net Leverage Ratio” means respect to any Collateral Obligation for any Relevant Test Period, either (a) the meaning of “Senior Net Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Collateral Obligation, or (b) in the case of any Collateral Obligation with respect to which the related Underlying Instruments do not include a definition of “Senior Net Leverage Ratio” or comparable definition, the ratio of (i) the senior indebtedness for borrowed money, capitalized lease obligations, purchase money obligations and debt obligations evidenced by promissory notes, or other similar instruments secured by a Lien on the collateral on a pari passu basis (including, without limitation, such Collateral Obligation) of the applicable Obligor as of the date of determination minus the unrestricted cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Servicer in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the Underlying Instruments.

“Senior Secured Loan” means any commercial loan that (i) is not (and is not expressly permitted by its terms to become) contractually subordinate in right of payment to any obligation of the obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings (other than pursuant to a Permitted Working Capital Lien, customary waterfall provisions contained in the applicable loan agreement or indenture or with respect to trade claims, capitalized leases or similar obligations), (ii) is secured by a pledge of specified

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EXHIBIT 10.20
collateral custodian, as amended, supplemented or otherwise modified from time to time, and the other Transaction Documents (as defined therein).

“Siris Peak Merger” means the transactions consummated on November 1, 2021, by which the Borrower acquires all of the assets and liabilities of Siris Peak by way of merger, repays in full and terminates the Siris Peak Credit Facility and merges with Siris Peak, with the Borrower being the surviving entity of such merger.

“SOFR” means~~, with respect to any Business Day, a rate per annum equal to~~ the secured overnight financing rate ~~for such Business Day published~~as administered by the SOFR Administrator ~~on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day~~.

“SOFR Administrator” means the ~~Federal Reserve Bank of New York~~NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the ~~website of the Federal Reserve Bank of New York~~SOFR    Administrator’s,    currently    at     ~~http://www.newyorkfed.org~~ http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR.”
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR.” “Solvent” means as to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d)such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital.

“SONIA” means, for any GBP Business Day, a rate per annum equal to the GBP Overnight Index Average for such GBP Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding GBP Business Day.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

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EXHIBIT 10.20
“Term SOFR” means, with respect to any Term SOFR Loan and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) two U.S. Government Securities Business Days period to the commencement of such Interest Period (such day, a “Term SOFR Determination Day”), as such rate is published by the CME Term SOFR Administrator. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, “Term SOFR” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR for such Term SOFR Determination Day will be the Term SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than three Business Days prior to such Term SOFR Determination Day.

“Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.”
“Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR. “Term SOFR Reference Rate” means, for any ~~applicable Corresponding Tenor~~day and any time, with respect to any Term SOFR Loan and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Agent as ~~of~~ the ~~applicable Reference Time, the~~ forward-looking term rate based on SOFR ~~that has been selected or recommended by the Relevant Governmental Body~~.

“Third Amendment Closing Date” means October 29, 2021.

“Total Net Leverage Ratio” means respect to any Collateral Obligation for any Relevant Test Period either (a) the meaning of “Total Net Leverage Ratio” or any comparable definition set forth in the Underlying Instruments for such Collateral Obligation, or (b) in the case of any Collateral Obligation with respect to which the related Underlying Instruments do not include a definition of “Total Net Leverage Ratio” or comparable definition, the ratio of (i) indebtedness for borrowed money, capitalized lease obligations, purchase money obligations and debt obligations evidenced by promissory notes, or other similar instruments secured by a Lien on the collateral on a pari passu basis (including, without limitation, such Collateral Obligation) of the applicable Obligor as of the date of determination minus the unrestricted cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Servicer in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the Underlying Instruments.

“Tranche Size” means, in respect of any Collateral Obligation, the aggregate principal amount of all of the borrowing facilities available to the Obligor under the terms of the relevant Underlying Instrument as of the original effective date of the Underlying Instrument. For purposes of determining the Tranche Size in respect of any Collateral Obligation: (1) for Collateral Obligations that are, in accordance with then-prevailing market practice, typically

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EXHIBIT 10.20
agreement that governs the terms of or secures the obligations represented by such Collateral Obligation or of which the holders of such Collateral Obligation are the beneficiaries.

“Undrawn Commitment” means, with respect to any Revolving Lender at any time, an amount (which may not be less than zero) equal to (i) such Lender’s Revolving Commitment at such time minus (ii) the aggregate outstanding principal amount of Revolving Loans held by such Revolving Lender at such time.

“Unfunded Exposure Account” means the account designated as the Unfunded Exposure Account in, and which is established and maintained pursuant to, Section 8.1(a).

“Unfunded Exposure Shortfall” has the meaning set forth in Section 8.1(a).

“Unitranche Loan” means a Senior Secured Loan that, as of the related Acquisition Date,
(i)is not a Broadly Syndicated Loan, (ii) does not have subordinated debt below the first lien position of at least 20% of the total outstanding debt of the obligor, (iii) has a Total Net Leverage Ratio greater than 5.5x or Effective LTV greater than 60% as of the Relevant Test Period most recently ended prior to the related Acquisition Date; and (iv) has EBITDA of $20,000,000 or greater as of the Relevant Test Period most recently ended prior to the related Acquisition Date.

“Unmatured Event of Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

“Unmatured Servicer Event of Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Servicer Event of Default.

“Unsettled Amount (Buy-Side)” means, as of any date, all amounts due in respect of any Collateral Obligations that the Borrower has entered into a binding commitment to acquire but has not yet settled.

“Unsettled Amount (Sell-Side)” means, as of any date, all amounts due in respect of any Collateral Obligations that the Borrower has entered into a binding commitment to sell but has not yet settled.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107 56.

~~“USD LIBOR” means the London interbank offered rate for U.S. dollars as determined in accordance with the definition of “LIBOR Rate”.~~

“U.S. Borrower” means the Borrower that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association

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EXHIBIT 10.20
recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 17.22.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section
4.3(f).

“Valuation Dispute Adjustment Factor” means, with respect to any Collateral Obligation subject to the Valuation Dispute Resolution Process, the amount that equals (i) the valuation of such Collateral Obligation set forth in the relevant valuation report for such Collateral Obligation delivered by the applicable Approved Valuation Provider, determined as of such date, divided by
(ii)the Purchase Price as of the Acquisition Date; provided that such amount shall not be greater than 1.0 at any time.

“Valuation Dispute Resolution Process” means, with respect to any Collateral Obligation that is a Middle Market Loan, the following process for determining a revised Advance Rate for such Collateral Obligation after the occurrence of an Evaluation Event with respect to such Collateral Obligation: initially, the Agent shall multiply (1) the Advance Rate in effect immediately prior to the occurrence of such Evaluation Event by (2) the Valuation Dispute Adjustment Factor, and the product thereof shall thereafter be the Advance Rate for such Collateral Obligation; provided that, in the event the Agent does not agree with the value of such Collateral Obligation provided by such Approved Valuation Firm, then the Agent may order within five (5) Business Days and obtain and deliver to Borrower, within twenty one (21) calendar days of the related Evaluation Event, a valuation of the related Middle Market Loan from a different Approved Valuation Provider, and shall multiply (1) the Advance Rate in effect immediately prior to the occurrence of such Evaluation Event by (2) the Valuation Dispute Adjustment Factor, and the product thereof shall thereafter be the Advance Rate for such Collateral Obligation; provided, further, that in no event shall the Borrower be permitted to use the Valuation Dispute Resolution Process for more than three (3) Collateral Obligations that are Middle Market Loans per fiscal quarter.

“Variable Funding Asset” means any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation.

“Warrant Asset” means any equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by the Borrower as an “equity kicker” from the Obligor in connection with a Collateral Obligation.

“Warranty Collateral Obligation” has the meaning set forth in Section 7.11.

“Weighted Average Life” means, as of any date of determination and with respect to all Eligible Collateral Obligations included in the Collateral, the number of years following such date obtained by (a) summing the products obtained by multiplying (i) the Average Life at such time of each such Eligible Collateral Obligation by (ii) the Principal Balance of such Collateral Obligation and (b) dividing such sum by the aggregate Principal Balance of all Eligible Collateral Obligations included in the Collateral.

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EXHIBIT 10.20
hereby agrees to make Swingline Loans to or on behalf of the Borrower (individually, a “Swingline Loan” and collectively the “Swingline Loans”) from time to time on any date (each such date on which a Loan is made, an “Loan Date”) during the period from the Effective Date to the end of the Revolving Period. The Eligible Currency Loans shall be made solely by the Multicurrency Lenders and the Dollar Loans shall be made solely by the Dollar Lenders, in each case in accordance with Section 2.2(d). Swingline Loans will only be funded in Dollars.

(b)Each Term Lender hereby agrees to make advances to or on behalf of the Borrower (individually, a “Term Loan” and collectively the “Term Loans”) on the related Funding Date, pursuant to an Assignment Agreement or on any Conversion Date, in each case, in an aggregate principal amount at any one time outstanding up to but not exceeding (i) such Term Lender’s Term Commitment and (ii) as to all Term Lenders, the total Term Commitment at such time. The Eligible Currency Loans shall be made solely by the Multicurrency Lenders and the Dollar Loans shall be made solely by the Dollar Lenders, in each case in accordance with Section 2.2(d).

(c)Under no circumstances shall any Lender make a Revolving Loan or a Swingline Loan if, after giving effect to such Loan and any purchase of Eligible Collateral Obligations in connection therewith, (i) an Unmatured Event of Default or an Event of Default would exist, (ii) if immediately after giving effect thereto, a Borrowing Base Deficiency would exist, (iii) the Loans outstanding (using the Applicable Conversion Rate) would exceed the Facility Amount, or (iv) in the case of a Loan denominated in an Eligible Currency other than Dollars, the Foreign Currency Loan Amount would exceed the Foreign Currency Sublimit on such day. Subject to the terms of this Agreement, during the Revolving Period, the Borrower may borrow, reborrow, repay and prepay (subject to the provisions of Section 2.4) one or more Revolving Loans.

Section 2.2    Funding of Loans.

(a)Subject to the satisfaction of the conditions precedent set forth in Section 6.2, the Borrower may request Revolving Loans or Swingline Loans hereunder by giving notice to the Agent, each Lender Agent, the Swingline Lender (in the case of any Swingline Loan), the Collateral Administrator and the Collateral Agent of the proposed Revolving Loan or Swingline Loan (1) at or prior to 11:00 a.m., New York City time, not less than three (3) Business Days prior to the proposed Loan Date in the case of any Revolving Loan denominated in Dollars, (2) at or prior to 11:00 a.m., New York City time, not less than one (1) Business Day prior to the proposed Loan Date in the case of any Swingline Loan and (3) at or prior to 11:00 a.m., New York City time, not less than three (3) Business Days prior to the proposed Loan Date in the case of any Revolving Loan denominated in an Eligible Currency other than Dollars. Such notice (herein called the “Loan Request”) shall be in the form of Exhibit C-1 and shall include (among other things) the proposed Loan Date and amount of such proposed Revolving Loan or Swingline Loan, as applicable, and shall, if applicable, be accompanied by an Asset Approval Request setting forth the information required therein with respect to the Collateral Obligations to be acquired by the Borrower on the Loan Date (if applicable). Following receipt of a Loan Request, the Agent shall promptly distribute to the other parties hereto the allocation of such Revolving Loan or Swingline Loan among the Lenders in accordance with the Lenders’ respective Commitments, and confirm for the avoidance of doubt the funding amount, the

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EXHIBIT 10.20
(ii)    each GBP Loan made on or after the date of the Repricing Amendment,

shall bear the interest at a rate per annum equal to the sum of Daily Simple SONIA plus the Applicable Margin for GBP Loans.

(b)SONIA Unavailability Period. During any SONIA Unavailability Period,

(i)the Borrower may revoke any request for a GBP Loan, and

(ii)such Loan shall bear interest at a rate per annum equal to the Bank of England Rate plus the Applicable Margin;

provided that if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Bank of England Rate cannot be determined, any outstanding GBP Loans shall, at the Borrower’s election, either be converted into Alternate Base Rate Loans denominated in Dollars (converted into Dollars at the Applicable Conversion Rate), or be prepaid immediately.

Section 3.6 Temporary Disruption of Term SOFR. Subject to Section 17.2(b), if:
(a)the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Term SOFR; or

(b)the Agent has been advised by the Required Lenders that Term SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan);

then the Agent shall give notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any outstanding Term SOFR Loan shall on and from such day be converted by the Agent to, and shall constitute, an ABR Loan.

Section 3.7 Illegality. Subject to Section 17.2(b), if any Lender determines that any Applicable Law has made it unlawful, or if any governmental authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund any Term SOFR Loan, then, on notice thereof by such Lender to the Borrower through the Agent, any obligation of such Lender to make, maintain or fund Term SOFR Loans or to convert ABR Loans to Term SOFR Loans will be suspended until such Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Term SOFR Loans of such Lender will be immediately converted into ABR Loans. Upon any such conversion, the Borrower will pay accrued interest on the amount so converted.

Section 3.8 Breakage. In the event of (a) the payment of any principal of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (b) the

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EXHIBIT 10.20
conversion of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term SOFR Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.9, then, in any such event, the Borrower shall compensate each Lender for any actual out-of-pocket loss, cost and expense (but excluding lost profits) attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate in accordance with Section 8.3.

Section 3.9 Fair Market Value. The parties hereto acknowledge and agree that the Fourth Amendment is being entered into between them pursuant to arms’-length negotiations, and each party further acknowledges and agrees that it has no reason to believe that the fair market value of the Loans immediately prior to the Fourth Amendment having been entered into would not be substantially equivalent to the fair market value of the Loans immediately after the Fourth Amendment has been entered into.

ARTICLE IV PAYMENTS; TAXES
Section 4.1    Making of Payments.

Subject to, and in accordance with, the provisions hereof, all payments of principal of or Interest on the Loans and other amounts due to the Lenders shall be made pursuant to Section 8.3(a) by no later than 3:00 p.m., in the Applicable Time Zone, on the day when due in the applicable Eligible Currency in immediately available funds. Payments received by any Lender or Lender Agent after 3:00 p.m., in the Applicable Time Zone, on any day will be deemed to have been received by such Lender or Lender Agent on its next following Business Day. All amounts owing and payable to the Lenders (and by the Lenders) under this Agreement and the other Transaction Documents may be paid by remitting such amounts to the Agent, who shall remit such amounts to the Lenders or Borrower, as applicable. Payments in reduction of the principal amount of the Loans shall be allocated and applied to Lenders pro rata based on their respective portions of such Loans, or in any such case in such other proportions as each affected Lender may agree upon in writing from time to time with such Lender Agent and the Borrower. Payments of Interest shall be allocated and applied to Lenders pro rata based upon the respective amounts of interest and fees due and payable to them.

Section 4.2    Due Date Extension.

If any payment of principal or Interest with respect to any Loan falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Interest shall accrue and be payable for the period of such extension at the rate applicable to such Loan.

Section 4.3    Taxes.

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EXHIBIT 10.20
amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee, on the one hand, and the Borrower and its Affiliates, on the other hand, but also the relative fault of such Indemnitee, on the one hand, and the Borrower and its Affiliates, on the other hand, as well as any other relevant equitable considerations.

Section 16.4    Net After-Tax Basis.

Indemnification under Section 16.1 and Section 16.2 shall be in an amount necessary to make the Indemnitee whole after taking into account any Tax consequences, on a net after-Tax basis (including, for example, taking into account the deductibility of an applicable underlying damage, cost or expense) to the Indemnitee of the receipt of the indemnity provided hereunder (or of the incurrence of such applicable underlying damage, cost or expense), including the effect of such Tax or refund on the amount of Tax measured by net income or profits that is or was payable by the Indemnitee.

ARTICLE XVII MISCELLANEOUS
Section 17.1    No Waiver; Remedies.

No failure on the part of any Lender, the Agent, the Collateral Agent, any Lender Agent, any Indemnitee or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Lender is hereby authorized by the Borrower during the existence of an Event of Default, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower to the amounts owed by the Borrower under this Agreement, to the Agent, the Collateral Agent, any Lender Agent, any Affected Person, any Indemnitee or any Lender or their respective successors and assigns.

Section 17.2 Amendments,; Waivers; Permanent Discontinuance of SOFR and other Benchmarks; Benchmark Exculpation.

(a)(a) This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 17.2. The Borrower and the Agent may, upon written notice to the Servicer and each Lender Agent, from time to time enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to a Loan or reduce the rate or extend the time of payment of Interest thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the

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EXHIBIT 10.20
consent of each Lender affected thereby, (ii) amend, modify or waive any provision of this Section 17.2 or Section 17.11, or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders, (iii) amend, modify or waive any provision adversely affecting the obligations or duties of the Collateral Agent or the Collateral Administrator, in each case without the prior written consent of the Collateral Agent or the Collateral Administrator, as applicable, (iv) amend, modify or waive any provision adversely affecting the obligations or duties of the Agent, in each case without the prior written consent of the Agent, (v) amend, modify or waive any provision adversely affecting the obligations or duties of the Collateral Custodian, in each case without the prior written consent of the Collateral Custodian, (vi) constitute a Fundamental Amendment without the prior written consent of each Lender, (vii) waive any Event of Default or Servicer Event of Default without the prior written consent of the Majority Lenders, (viii) materially affect the rights or duties of the Servicer unless the Servicer has consented thereto or (ix) materially affect the obligations of the Swingline Lender under this Agreement or any other Transaction Document unless in writing and signed by the Swingline Lender.

(b)Notwithstanding anything to the contrary herein or in any other Transaction Document (and any Swap Contract shall be deemed not to be a “Transaction Document” for purposes of this Section 17.2),
(1) if a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of ~~the then-current Benchmark~~Term SOFR, then:
(x)if a Benchmark Replacement is determined in accordance with clause (~~1~~a) ~~or (2~~(1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document, and

(y)if a Benchmark Replacement is determined in accordance with clause (~~3~~a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document), so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders; and
(2) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any other Benchmark, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting effective at ~~or after~~ 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document), so long as the Agent has not

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EXHIBIT 10.20
received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(z)~~In connection with the implementation of a Benchmark Replacement~~Notwithstanding anything to the contrary herein or in any other Transaction Document, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.
(aa)The Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date~~, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, and (iv) the ~~removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the~~ commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 17.2, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document or any notification by the Agent, except~~, in each case,~~ as expressly required pursuant to this Section 17.2.

(ab)Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement),
(i)if the then-current Benchmark is a term rate (including Term SOFR ~~or USD LIBOR~~) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “~~LIBOR Accrual~~Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor, and
(ii)if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “~~LIBOR Accrual~~Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(ac)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any ~~Loan Request~~request for a ~~Dollar Loan ,~~ conversion ~~to or continuation of Dollar Loans to be made, converted or continued during any Benchmark Unavailability Period~~of an ABR Loan to a Term SOFR Loan and, failing that, the
Borrower will be deemed to have ~~converted~~revoked any ~~such Loan Request into a~~ request for a ~~Dollar Loan of or~~ conversion ~~to the Alternate Base Rate. During~~of an ABR Loan into a Term SOFR Loan. Furthermore, if any Term SOFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period ~~or at any~~, then until such time ~~that a tenor for the then-current Benchmark is not an Available Tenor, the~~

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component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such ~~Benchmark, as applicable, will not be used in any determination of Alternate Base Rate~~as a Benchmark Replacement is implemented pursuant to this Section 17.2, such Term SOFR Loan shall on and from such day be converted by the Agent to, and shall constitute an ABR Loan.
(ad)Other than with respect to a Benchmark Transition Event or an Early Opt-in Election or under the circumstances described in clause (h) below, if the Agent determines, for any proposed LIBOR Accrual Period, that: (i) deposits in Dollars are not being offered to banks in the applicable offshore market for the applicable amount and LIBOR Accrual Period of any Loan; or ~~(ii) the LIBOR Rate does not adequately or fairly reflect the cost to the Lenders of funding or~~ maintaining any Loan, then: (A) the Agent shall forthwith notify the Lenders and the Borrower; and (B) while such circumstances exist, none of the Lenders shall allocate any Loans made during such period, or reallocate any Loans in the applicable Eligible Currency allocated to any then-existing LIBOR Accrual Period ending during such period, to an LIBOR Accrual Period with respect to which interest is calculated by reference to the LIBOR Rate. If, with respect to any outstanding LIBOR Accrual Period, a Lender notifies the Agent that it is unable to obtain matching deposits in the London interbank market to fund its purchase or maintenance of such Loans or that the LIBOR Rate applicable to such Loans will not adequately reflect the cost to the Person of funding or maintaining such Loans for such LIBOR Accrual Period, then: (x) the Agent shall forthwith so notify the Borrower and the Lenders; and (y) upon such notice and thereafter while such circumstances exist, the applicable Lender shall not make any Loans in the applicable Eligible Currency during such period or reallocate any Loans allocated to any LIBOR Accrual Period ending during such period, to a LIBOR Accrual Period with respect to which interest is calculated by reference to the LIBOR Rate; provided that, (I) if the forgoing notice relates to Loans that are outstanding, such Loans shall be converted Loans of the Alternate Base Rate only on the last day of the then-current LIBOR Accrual Period, and (II) upon receipt of such notice, the Borrower may revoke any outstanding Loan Requests for Loans of the applicable ~~Eligible Currency.~~
Notwithstanding anything to the contrary in this Agreement or any other Loan Document, ~~if the Agent determines (which determination shall be conclusive absent manifest error), or the~~ Borrowers or Required Lenders notify the Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined ~~solely with respect to an Eligible Currency other than Dollars, that:~~

~~a.adequate and reasonable means do not exist for ascertaining the relevant~~ Applicable Interest Rate for any requested LIBOR Accrual Period, because the applicable screen rate is not available or published on a current basis and such circumstances are unlikely to be ~~temporary; or~~

~~b.the administrator of the LIBOR screen rate or a Governmental Authority having~~ jurisdiction over the Agent has made a public statement identifying a specific date after which the relevant Applicable Interest Rate or the applicable screen rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled ~~Unavailability Date”); or~~

~~c.syndicated loans denominated in the applicable Eligible Currency currently being~~ executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the ~~relevant Applicable Interest Rate;~~

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~~then, reasonably promptly after such determination by the Agent or receipt by the Agent of such notice, as applicable, the Agent and the Borrower may amend this Agreement to replace the Applicable Interest Rate with respect to such Eligible Currency with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in such Eligible Currency for such alternative benchmarks (any such proposed rate, a “Eligible Currency LIBOR Successor Rate”), together with any proposed Eligible Currency LIBOR Successor Rate Conforming Changes and notwithstanding anything to the contrary in Section 17.2, any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders do not accept such amendment.~~
~~If no Eligible Currency LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eligible Currency Loans in such Eligible Currency shall be suspended (to the extent of the affected Eligible Currency Loans or LIBOR Accrual Periods); provided that this Section 17.2(h) shall not be construed to require the Borrower to repay any outstanding Loan denominated in such Eligible Currency. Upon receipt of such notice, then notwithstanding any provision of this Agreement to the contrary, Borrower may (x) revoke any pending Request for Borrowing of Eligible Currency Loans in such Eligible Currency (to the extent of the affected Eligible Currency Loans or LIBOR Accrual Periods) or (y) convert such outstanding Loans to Dollar Loans (which, for the avoidance of doubt, would be subject to the Dollar LIBOR Rate or Dollar LIBOR Successor Rate, as applicable), and failing any election under the foregoing clauses (x) or (y), will be deemed to have converted such request into a Loan Request for Eligible Currency Loans based off the Alternate Base Rate in the amount specified~~ therein.
Notwithstanding anything else herein, any definition of Eligible Currency LIBOR ~~Successor Rate shall provide that in no event shall such Eligible Currency LIBOR Successor Rate be less than zero (0) for purposes of this Agreement~~
(g) The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 17.2(b) provides a mechanism for determining an alternative rate of interest. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates

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EXHIBIT 10.20
referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 17.3    Notices, Etc.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and shall be personally delivered or sent by certified mail, postage prepaid, or by email, to the intended party at the address or email address of such party set forth under its name on Annex A or at such other address or email address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by electronic means, except that notices and communications pursuant to Section 2.2, shall not be effective until received.

The Collateral Agent (in each of its capacities) and the Collateral Administrator each agrees to accept and act upon instructions or directions pursuant to this Agreement or any document executed in connection herewith sent by unsecured email or other similar unsecured electronic methods, in each case, of an executed instruction or direction (which may be in the form of a .pdf file); provided, however, that the Collateral Agent and the Collateral Administrator shall have received an incumbency certificate listing such person as a person designated to provide such instructions or directions, which incumbency certificate may be amended whenever a person is added or deleted from the listing. If such person elects to give the Collateral Agent or the Collateral Administrator email (or instructions by a similar electronic method) and the Collateral Agent or the Collateral Administrator in its discretion elects to act upon such instructions, the Collateral Agent or the Collateral Administrator’s, as applicable, reasonable understanding of such instructions shall be deemed controlling. Neither Collateral Agent nor the Collateral Administrator shall be liable for any losses, costs or expenses arising directly or indirectly from their reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Agent or the Collateral Administrator, including without limitation the risk of the either of them acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

The Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’

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EXHIBIT 10.20
in connection herewith after such realization shall be extinguished and shall not thereafter revive. No recourse shall be had against any officer, director, employee, shareholder, member, manager, agent, partner, principal or incorporator of the Borrower or their respective successors or assigns for any amounts payable under this Agreement. It is understood that the foregoing provisions of this Section ~~17.2~~17.12(a) shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Agreement until such Collateral has been realized. It is further understood that the foregoing provisions of this Section ~~17.2~~17.12(a) shall not limit the right of any Person to name the Borrower as a party defendant in any proceeding or in the exercise of any other remedy under this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Borrower.

(b) No recourse under any obligation, covenant or agreement of a Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of their respective Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of each Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of their respective Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of a Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by a Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

Notwithstanding anything to the contrary in this Agreement or in any of the Transaction Documents, the parties hereto acknowledge that the obligations of any Conduit Lender arising hereunder are limited recourse obligations payable solely from the unsecured assets of such Conduit Lender (the “Available Funds”) and, following the application of such Available Funds or the proceeds thereof, any claims of the parties hereto (and the obligations of such Conduit Lender) shall be extinguished. No recourse shall be had for the payment of any amount owing under this Agreement against any officer, member, director, employee, security holder or incorporator of any Conduit Lender or its successors or assigns, and no action may be brought against any officer, member, director, employee, security holder or incorporator of any Conduit Lender personally; provided that the foregoing shall not relieve any such Persons from any liability they might otherwise have as a result of fraudulent actions taken or omissions made by them. The parties hereto agree that they will not petition a court, or take any action or commence any proceedings, for the liquidation or the winding-up of, or the appointment of an examiner to, any Conduit Lender or any other bankruptcy or insolvency proceedings with respect to such Conduit Lender; provided that nothing in this sentence shall limit the right of any party hereto to file any claim or otherwise take any action with respect to any proceeding of the type described in this sentence that was instituted against any Conduit Lender by any Person other than such party. The provisions of this paragraph shall survive the termination of this Agreement.

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EXHIBIT 10.20
SOCIÉTÉ GÉNÉRALE,
as Swingline Lender

Société Générale
245 Park Avenue, 4th Floor New York, NY 10167 Attention:; Julien Thinat
Tel.: (212)-278-4125; (212)-278-7598
Email: julien.thinat@sgcib.com

with a copy to :

Société Générale
480 Washington Blvd Jersey City, NJ 07310 Tel.: (201)-839-8460
Fax: 201-693-4233
Attention: Cheriese Brathwaite
Email: oper-fin-serv.us@sgss.socgen.com

ALECTA ~~PENSIONSFÖRSÄKRING,~~TJÄNSTEPENSION ÖMSESIDIGT
as a Lender Agent and as a Committed Lender

Alecta ~~Pensionsförsäkring,~~Tjänstepension ömsesidigt Regeringsgatan 107, Stockholm, Sweden
Attention: Julian Jonsson Telephone: +46 8 441 66 38
Email: julian.jonsson@alecta.se, BusinessSupport@alecta.com, AlectaKap-Credit@alecta.com

CITIZENS BANK, NA
as a Lender Agent and as a Committed Lender

4250 Congress St. Suite 300
Charlotte, NC 28209 Attention: Kevin Kelly Telephone: 704-496-5838
Email: kevin.kelly@citizensbank.com

With a copy to:
Attention: Nina O’Leary Telephone: 781-655-2160
Facsimile: 855-457-1554
Email: CLOoperations@citizensbank.com

CUSTOMERS BANK
as a Lender Agent and as a Committed Lender

99 Bridge Street Phoenixville, PA 19046 Attention: Scott Gates Tel.: (484) 302-3044
Email: sgates@customersbank.com

A-3

EXHIBIT 10.20

CENTENNIAL BANK
as a Lender Agent and as a Committed Lender

620 Chestnut Street Conway, AR 72032
Attention: Mark Bernstein, Senior Managing Director Tel.: (212) 824-3283
Email: mbernstein@ccfg.com

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH
as a Lender Agent and as a Committed Lender

1251 Avenue of the Americas, 22nd Floor New York, NY 10020
Attention: Shuichi Kiyanagi Telephone: 212-326-0589 Email: NY.CIM.STR@smtb.jp

INVESTEC BANK PLC
as a Lender Agent and as a Committed Lender

30 Gresham Street London EC2V 7QP United Kingdom
Attention: Head of Credit Investments Telephone: +44 207 597 4000
Email: investecdocumentmanagement@investec.co.uk

A-4

EXHIBIT 10.20
Annex B

B-1

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EXHIBIT 10.20
Lender

Dollar or Multicurrency Lender

Commitment

Revolving or Term Commitment

Société Générale

Multicurrency Lender

$~~262,500,000~~30 7,500,000

Revolving Commitment

Société Générale

Dollar Lender

$~~697,500,000~~65 2,500,000

Revolving Commitment

Alecta Pensionsförsäkring, ömsesidigt

Dollar Lender

$790,000,000

Revolving Commitment

Citizens Bank, NA

Multicurrency Lender

$37,500,000

Revolving Commitment

Citizens Bank, NA

Dollar Lender

$212,500,000    Revolving Commitment

Total

$~~2,000,000,000~~2
,300,000,000

B-1

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